SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

QUAKER CITY BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Quaker City Bancorp, Inc.
7021 Greenleaf Avenue
Whittier, CA 90602
(562) 907-2200

October 9, 2002

Dear Stockholder:

You are cordially invited to attend the 2002 Annual Meeting of Stockholders (the “Annual Meeting”) of Quaker City Bancorp, Inc. (the “Company”), the holding company for Quaker City Bank (the “Bank”), scheduled to be held on Wednesday, November 20, 2002, at the Whittier Hilton, 7320 Greenleaf Avenue, Whittier, California, at 10:00 a.m. local time. As described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, stockholders will be asked to vote on the election of directors for the Company and to approve the Quaker City Bancorp, Inc. 2002 Equity Incentive Plan. Directors and executive officers of the Company will be present at the Annual Meeting to respond to questions that our stockholders may have regarding the business to be transacted.

I urge you to vote your proxy as soon as possible. Your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting in person, I urge you to sign, date and return the enclosed proxy card promptly in the accompanying postage prepaid envelope. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued support.

Sincerely yours,

FREDERIC R. (RICK) McGILL President and Chief Executive Officer

IMPORTANT: If your Quaker City Bancorp, Inc. shares are held in the name of a brokerage firm or another nominee, only it can execute a proxy on your behalf. To ensure that your shares are voted, please telephone the individual responsible for your account today and obtain instructions on how to direct him or her to execute a proxy on your behalf.

If you have any questions concerning the Proxy Statement or accompanying proxy or if you need any help in voting your stock, please telephone Morrow & Co., Inc. at 1-800-662-5200 today.

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY.

Quaker City Bancorp, Inc.
7021 Greenleaf Avenue
Whittier, CA 90602
(562) 907-2200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 20, 2002

NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the “Annual Meeting”) of Quaker City Bancorp, Inc. (the “Company”), the holding company of Quaker City Bank, will be held on Wednesday, November 20, 2002, at the Whittier Hilton, 7320 Greenleaf Avenue, Whittier, California, at 10:00 a.m. local time, subject to adjournment or postponement by the Board of Directors, for the following purposes:

1.  To elect two persons to the Board of Directors to serve until the annual meeting of stockholders to be held in the year 2005 and until their successors are duly elected and qualified;

2.  To approve the Quaker City Bancorp, Inc. 2002 Equity Incentive Plan; and

3.  To transact such other business as may properly come before the Annual Meeting or any or all adjournments or postponements thereof.

Only holders of record of common stock, par value $.01 per share, of the Company on Monday, September 23, 2002, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

Prior to the voting thereof, a proxy may be revoked by the person executing such proxy by (i) filing with the Corporate Secretary of the Company, prior to the commencement of the Annual Meeting, either a written notice of revocation or a duly executed proxy bearing a later date, or (ii) by voting in person at the Annual Meeting.

By order of the Board of Directors

KATHRYN M. HENNIGAN Corporate Secretary

Whittier, California
October 9, 2002

YOUR VOTE IS IMPORTANT TO VOTE YOUR SHARES, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

Quaker City Bancorp, Inc.
7021 Greenleaf Avenue
Whittier, CA 90602
(562) 907-2200

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
November 20, 2002

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board” or the “Board of Directors”) of Quaker City Bancorp, Inc., a Delaware corporation (the “Company”), the holding company of Quaker City Bank (the “Bank”), of proxies for use at the 2002 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) scheduled to be held at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

INFORMATION REGARDING VOTING AT THE ANNUAL MEETING

General

At the Annual Meeting, the stockholders of the Company are being asked to consider and to vote upon the election of the two directors nominated by the Company’s Board of Directors to serve until the annual meeting of stockholders to be held in the year 2005 and the approval of the Quaker City Bancorp, Inc. 2002 Equity Incentive Plan (the “2002 Equity Incentive Plan”). For information regarding the proposal relating to the election of directors, see the section of this Proxy Statement entitled “ELECTION OF DIRECTORS.” For information regarding the proposal relating to the approval of the 2002 Equity Incentive Plan, see the section of this Proxy Statement entitled “APPROVAL OF 2002 EQUITY INCENTIVE PLAN.” Shares represented by properly executed proxies received by the Company will be voted at the Annual Meeting in the manner specified therein or, if no instructions are marked on the enclosed proxy card, FOR each of the director nominees identified on such card and FOR approval of the 2002 Equity Incentive Plan. Although management does not know of any matter other than the election of directors and the approval of the 2002 Equity Incentive Plan to be acted upon at the Annual Meeting, unless contrary instructions are given, shares represented by valid proxies will be voted by the persons named on the accompanying proxy card in accordance with their respective best judgment with respect to any other matters that may properly come before the Annual Meeting.

Execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised by (i) filing with the Corporate Secretary of the Company, prior to the commencement of the Annual Meeting, a duly executed instrument dated subsequent to such proxy revoking the same or a duly executed proxy bearing a later date, or (ii) attending the Annual Meeting and voting in person.

The mailing address of the principal executive offices of the Company is 7021 Greenleaf Avenue, Whittier, California 90602, and its telephone number is (562) 907-2200. The approximate date on which this Proxy Statement and the enclosed proxy card are first being sent to stockholders is October 10, 2002.

Record Date and Voting

Only stockholders of record on Monday, September 23, 2002 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting. There were outstanding on the Record Date 6,532,368 shares of common stock, par value $.01 per share, of the Company (“Common Stock”) as adjusted for the 25% Common Stock dividends paid to stockholders by the Company on or about May 30, 1997 (the “1997 Stock Dividend”), June 30, 1998 (the “1998 Stock Dividend”), and June 28, 2002 (the “2002 Stock Dividend” and, together with the 1997 Stock Dividend and 1998 Stock Dividend, the “Stock Dividends”). All information set forth herein regarding beneficial ownership of Common Stock, as well as numbers of shares and exercise prices of outstanding awards under Company equity incentive plans has been adjusted, to the extent applicable, for the effect of the Stock Dividends. Each share of outstanding Common Stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

As provided in the Company’s certificate of incorporation, holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity. The Company’s certificate of incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board to implement and apply the Limit.

The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit pursuant to the Company’s certificate of incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders other than the election of directors, thus having the effect of a negative vote, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote on the election of directors. Approval of the 2002 Equity Incentive Plan and any stockholder proposals that properly come before an annual meeting require the affirmative vote of a majority of the shares of Common Stock present, in person or represented by proxy, at the Annual Meeting and entitled to vote on the subject matter. Shares held in excess of the Limit will not be counted for either the purpose of determining the presence or absence of a quorum or whether a proposal has been approved.

Solicitation

The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy card will be paid by the Company. Following the mailing of this Proxy Statement, directors, officers and other employees of the Company may solicit proxies by mail, telephone, telegraph or personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Common Stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the Company for their reasonable charges and expenses in connection therewith. In addition, the Company has retained proxy solicitor Morrow & Co., Inc. (“Morrow & Co.”) to assist in the solicitation of proxies. Morrow & Co. may solicit proxies by mail, telephone, telegraph and personal solicitation, and will request brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Common Stock of record to forward proxy soliciting material to the beneficial owners of such shares. For these services, the Company will pay Morrow & Co. a fee estimated not to exceed $6,000, plus reimbursement for reasonable out-of-pocket expenses.

The date of this Proxy Statement is October 9, 2002.

DIRECTORS AND EXECUTIVE OFFICERS

Directors

The following table sets forth certain information, except where otherwise indicated, as of June 30, 2002 with respect to the directors of the Company and the Bank. Each of the directors of the Company serves a three-year term and approximately one-third of the directors are elected at each annual stockholders’ meeting. The Bank continues to have a classified board, approximately one-third of the members of which are elected each year to serve three-year terms.

Name of Director	Age	First Became Director of Bank	Term as Bank Director Expires	First Became Director of Company	Term as Company Director Expires	Positions Held with the Company and the Bank
J.L. Thomas	66	1975	2003	1993	2003	Director and Chairman of the Board
Frederic R. McGill	55	1995	2004	1995	2004	Director, President and Chief Executive Officer
David S. Engelman	64	1999	2002	1999	2002	Director
Alfred J. Gobar	69	1992	2004	1993	2004	Director
Wayne L. Harvey	64	1981	2003	1993	2003	Director
David K. Leichtfuss	57	1991	2002	1993	2002	Director
Edward L. Miller	65	1985	2003	1993	2003	Director
D.W. Ferguson(1)	86	1952	N/A	1993	N/A	Director Emeritus

(1)
D.W. Ferguson retired as Director Emeritus of the Boards of the Company and the Bank in December, 2001. During his tenure as Director Emeritus of the Boards of the Company and the Bank, Mr. Ferguson did not participate in or influence any voting matters. Mr. Ferguson passed away on September 2, 2002.

Set forth below is certain information concerning the principal occupation and business experience of each of the directors during the past five years.

J.L. Thomas is Chairman of the Company and the Bank. Mr. Thomas served as President and Chief Executive Officer of the Company since its formation in 1993 until July, 1996. Mr. Thomas joined the Bank in 1961, and was elected to the Board of Directors in 1975. Mr. Thomas served as Chief Operating Officer of the Bank from 1976 to 1982, and became its President and Chief Executive Officer in 1982, serving in that capacity until July, 1996. Mr. Thomas also serves as the Chairman of the Board of Directors of Quaker City Financial Corp., a wholly owned subsidiary of the Bank (“QCFC”), and of Quaker City Neighborhood Development, Inc., a wholly owned subsidiary of the Company (“QCND”).

Frederic R. (Rick) McGill served as Executive Vice President and Chief Operating Officer of the Company since its formation in 1993, serving in that capacity until July, 1996. Mr. McGill joined the Bank in 1991 as Executive Vice President and Chief Operating Officer. Mr. McGill was appointed President and elected to the Board of Directors of the Company and the Bank in 1995, and was appointed Chief Executive Officer effective July 1, 1996. Prior to joining the Bank, Mr. McGill was an independent financial consultant specializing in mortgage banking. Mr. McGill has over 30 years of experience in the banking industry. Mr. McGill has also served as the Chief Executive Officer of QCFC since 1991 and of QCND since July 1, 1996.

David S. Engelman, a private investor, served as Chairman, Chief Executive Officer and President of UnionFed Financial Corporation from 1991 until 1997 and held the same positions at its subsidiary, Union Federal Bank. Mr. Engelman is a director of Fleetwood Enterprises, Inc., and from February, 2002 until September, 2002, he served as its Chief Executive Officer and President on an interim basis. Mr. Engelman also serves as a director of MGIC Investment Corporation and Mortgage Guaranty Insurance Corporation, and is a former director of Long Beach Financial Corporation where he served from 1997 until 1999. Mr. Engelman was appointed a director of the Company and the Bank effective September, 1999. Mr. Engelman is the Chairman of the Bank’s Philanthropy Committee.

Alfred J. Gobar, retired, was previously the President and Chairman of AJGA, Inc., an economics consulting firm, and had held such positions from 1990 until 2000. Prior to 1990, Mr. Gobar served as President and Chairman of Alfred Gobar Associates, Inc., a family-owned economics consulting firm. Mr. Gobar has been a director of the Bank since 1992 and of the Company since its formation in 1993.

Wayne L. Harvey, retired, was previously the Managing Partner of Harvey & Parmelee, certified public accountants, and was with such firm from 1958 until 1998. Mr. Harvey has been a director of the Bank since 1981 and of the Company since its formation in 1993. Mr. Harvey is the Chairman of the Audit Committee and the Nominating Committee of the Company’s Board.

David K. Leichtfuss is the President of Broadview Mortgage Corp., a mortgage banking company that specializes in residential permanent financing, and has been with such company since 1988. Mr. Leichtfuss has been a director of the Bank since 1991 and of the Company since its formation in 1993.

Edward L. Miller is a partner of the law firm of Bewley, Lassleben & Miller and has been associated with such firm since 1963. Mr. Miller has been a director of the Bank since 1985 and of the Company since its formation in 1993. Mr. Miller is the Chairman of the Compensation Committee of the Company’s Board.

Committees of the Board of Directors

The Company’s Board of Directors has a standing Audit Committee, Nominating Committee and Compensation Committee.

The Audit Committee held five meetings during fiscal year 2002, and currently consists of Messrs. Harvey (Chairman), Miller and Engelman. The Audit Committee’s responsibilities are generally to assist the Board in fulfilling its legal and fiduciary responsibilities relating to accounting, audit and reporting policies and practices of the Company, the Bank and their subsidiaries. The Audit Committee also, among other things, oversees the Company’s financial reporting process; recommends to the Board the engagement of the Company’s independent auditors; monitors and reviews the quality and activities of the Company’s internal audit function and those of its independent auditors; and monitors the adequacy of the Company’s operating and internal controls as reported by management and internal auditors. The Board has adopted a written charter for the Audit Committee. The members of the Audit Committee are independent directors as defined under the National Association of Securities Dealers’ (“NASD”) current listing standards.

The Compensation Committee held two meetings during fiscal year 2002, and currently consists of Messrs. Miller (Chairman), Harvey and Engelman. The Compensation Committee is authorized to review salaries and compensation, including noncash benefits, of directors, officers and other employees of the Company, and to recommend to the Board salaries, remuneration and other forms of additional compensation and benefits as it deems necessary. In July, 1996, the Board established a subcommittee of the Compensation Committee, currently made up of two non-employee directors, Messrs. Engelman and Harvey, whose principal responsibility is to administer for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder, the equity incentive plans of the Company with respect to certain transactions by executive officers and directors of the Company.

In November, 2001, a Nominating Committee of the Company’s Board of Directors was established and currently consists of Messrs. Harvey (Chairman), Gobar and Engelman. The purpose of the Nominating Committee is to select nominees for election as directors. The Nominating Committee held no meetings during fiscal year 2002 and held its first meeting on September 19, 2002, in anticipation of the Annual Meeting. The candidates for election at this Annual Meeting were nominated by the Nominating Committee, which nominations were ratified by the Board of Directors. In accordance with Section 6 of Article I of the Company’s bylaws (a copy of which is available upon request to the Corporate Secretary of the Company), stockholder nominations for election of directors may be voted on at an annual meeting only if such nominations are made pursuant to written notice timely given to the Corporate Secretary accompanied by certain information. To be timely, a stockholder’s written notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 90 days prior to the date of the annual meeting, provided that, in the event that less than 100 days’ notice or prior disclosure of the date of the annual meeting is given or made to stockholders, a stockholder’s notice will be timely if received not later than the tenth day following the day on which such notice of the date of the annual meeting is mailed or such public disclosure is made. Such stockholder’s notice must set forth with respect to each director nominee all of the information relating to such person that is required to be disclosed in solicitations for elections of directors under the rules of the Securities and Exchange Commission (“SEC”) and the stockholder’s name and address, as they appear on the Company’s books, and the number of shares of Common Stock owned by the stockholder giving the notice.

Meetings of the Board of Directors

During fiscal year 2002, there were ten meetings of the Board of Directors of the Company. All directors attended at least 75% of the meetings of the Board of Directors, and all members of the committees attended at least 75% of the meetings of those committees during the term of their service on such committees during fiscal year 2002.

Compensation of Directors

Directors’ Fees.    The Company does not currently pay directors’ fees. The directors of the Bank each receive a monthly retainer fee of $2,000; beginning July, 2002, the monthly retainer was increased to $2,200. In addition, the monthly retainer for the Chairman of the Board was increased to $3,000, effective July, 2002. During fiscal year 2002, non-employee directors of the Bank were paid $300 for their attendance at each meeting of each committee on which they served. The $500 monthly retainer paid to the Audit Committee Chairman for general services in addition to attendance at meetings was increased to $600, effective July 1, 2002, due to the increased level of responsibility.

Directors’ Options.    In 1993, the Company adopted a stock option plan for directors who are not officers or employees of the Company or its affiliates. See “COMPENSATION AND OTHER INFORMATION—Non-Employee Directors’ Option Plan,” below. In 1997, the Company adopted a plan for employees and directors that provides for the grant of awards (“Awards”) in the form of stock options (including incentive stock options and nonqualified stock options), restricted stock, stock appreciation rights, stock payments, dividend equivalents, stock bonuses, stock sales, phantom stock, and other stock-based benefits. See “COMPENSATION AND OTHER INFORMATION—1997 Stock Incentive Plan,” below. The 1997 Stock Incentive Plan was amended and restated in September, 2002 (together with any predecessor plan as in effect at the time of any prior Award, the “1997 Stock Incentive Plan”). In June 2000, 2001, and 2002, grants of 5,000 nonqualified stock options with vesting on the first anniversary of the option grant date were made to each of the non-employee directors, which options were granted at exercise prices of $15.125, $29.000 and $31.152 per share, respectively. From October, 2000 to June, 2002, the Chairman of the Board received a quarterly grant of 1,250 nonqualified stock options (1,563 nonqualified stock options as adjusted for the 2002 Stock Dividend), valued at the closing market price of the Common Stock as reported on the Nasdaq National Market on the first business day of the quarter. Beginning July 1, 2002, the number of stock options to be granted to the Chairman of the Board on a quarterly basis was increased to 1,565.

The Board of Directors of the Company has adopted the 2002 Equity Incentive Plan and is presenting the 2002 Equity Incentive Plan to the Company’s stockholders for approval. See “APPROVAL OF 2002 EQUITY INCENTIVE PLAN,” below.

Executive Officers

Set forth below are the executive officers of the Company, together with the positions currently held by those persons, as of June 30, 2002. The executive officers serve at the pleasure of the Company’s Board of Directors; however, the Company has entered into an employment agreement with Mr. McGill, which agreement is described under “COMPENSATION AND OTHER MATTERS—Employment Agreements and Change of Control Arrangements.”

Name	Age	Position (1)
Elizabeth A. Conrado	50	Senior Vice President, Single Family Lending of the Bank
Kathryn M. Hennigan	51	Senior Vice President, Administrative Services and Corporate Secretary
Hank H. Kadowaki	55	Senior Vice President, Income Property Lending of the Bank
Frederic R. McGill	55	President, Chief Executive Officer and Director
Jerrold Perisho	50	Senior Vice President, In-Store Banking of the Bank
Harold L. Rams	56	Senior Vice President, Capital Markets of the Bank
Karen A. Tannheimer	43	Senior Vice President, Loan Service of the Bank
Robert C. Teeling	52	Senior Vice President, Retail Banking of the Bank
Dwight L. Wilson	54	Senior Vice President, Treasurer and Chief Financial Officer

(1)	Unless otherwise indicated, the indicated position is with the Company and the Bank.

Set forth below is certain information concerning the business experience during the past five years of each of the individuals named above (for information concerning Mr. McGill see “—Directors” above).

Elizabeth A. Conrado joined the Bank in February, 2002 as Senior Vice President, Single Family Lending. Prior to joining the Bank, Ms. Conrado was Vice President, Mortgage Lending Division of Kinecta Federal Credit Union from March, 2000 to October, 2001, and Regional Manager, Nationwide Credit Unions of Countrywide Home Loans from January, 1999 to January, 2000. Prior to joining Countrywide Home Loans, Ms. Conrado held various executive positions with BankAmerica Mortgage for approximately ten years, the last of which was as Assistant Vice President, Wholesale Acquisition Officer from January, 1995 to December, 1998.

Kathryn M. Hennigan has served as Senior Vice President, Administrative Services and Corporate Secretary of the Company since its formation in 1993. Ms. Hennigan joined the Bank in 1992 as the Human Resource Manager. Ms. Hennigan was promoted to Senior Vice President, Administrative Services and Corporate Secretary of the Bank in January, 1993. Prior to joining the Bank, Ms. Hennigan held various management and administrative positions, including principal for seven years at a senior high school in Fullerton, California.

Hank H. Kadowaki joined the Bank in 1994 as Major Loan Manager, and was promoted to Senior Vice President, Income Property Lending of the Bank in April, 1998. Prior to joining the Bank, Mr. Kadowaki had over fifteen years experience in commercial and multifamily lending.

Jerrold S. Perisho joined the Bank in May, 2000 as Senior Vice President, In-Store Banking. Prior to joining the Bank, Mr. Perisho was executive director of the Whittier Boys & Girls Club from December, 1992 to April, 2000. Mr. Perisho has over ten years of experience in credit union management.

Harold L. Rams joined the Bank in 1975 and currently serves as Senior Vice President, Capital Markets. Mr. Rams previously held the position of Senior Vice President, Single Family Lending from February, 1980 to February, 2002. Mr. Rams has over 30 years of experience in the banking industry.

Karen A. Tannheimer joined the Bank in 1983 as Loan Service Supervisor. Ms. Tannheimer served in such capacity until 1986 when she left the Bank for a position with a computer services company. Ms. Tannheimer attained the position of Supervisor–Systems Analysis Group before leaving the computer services company to rejoin the Bank in June, 1992 as Senior Vice President, Loan Service. Ms. Tannheimer will be resigning from her position with the Bank, effective October 30, 2002.

Robert C. Teeling joined the Bank in 1991 as the Senior Vice President, Retail Banking. Prior to joining the Bank, Mr. Teeling had over 20 years of experience in retail banking with various savings and loan associations in the southern California area.

Dwight L. Wilson has served as Senior Vice President, Treasurer and Chief Financial Officer of the Company since its formation in 1993. Mr. Wilson joined the Bank in 1976 as the Assistant Controller and held that position until 1979. Mr. Wilson served as the Controller of the Bank from 1979 to 1985. Since 1985, Mr. Wilson has been the Treasurer and Chief Financial Officer of the Bank and QCFC.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the shares of Common Stock beneficially owned as of September 23, 2002, the Record Date, by each director (and director nominee), by the Chief Executive Officer and the four most highly compensated executive officers of the Company and/or the Bank who were serving as executive officers at June 30, 2002 (the “Named Executive Officers”) and by all directors and executive officers of the Company as a group.

Name and Address (1)	Title of Position (2)	Shares of Common Stock Beneficially Owned (3)(4)	Percent of Class (5)
J.L. Thomas (6)	Chairman of the Board	163,054	2.48%
Frederic R. McGill (7)	President and Chief Executive Officer	284,341	4.22%
David S. Engelman (8)	Director	20,625	*
Alfred J. Gobar (9)	Director	193,752	2.96%
Wayne L. Harvey (10)	Director	138,748	2.11%
David K. Leichtfuss (11)	Director	67,168	1.02%
Edward L. Miller (12)	Director	175,844	2.68%
Dwight L. Wilson (13)	Senior Vice President, Treasurer and Chief Financial Officer	96,877	1.47%
Harold L. Rams (14)	Senior Vice President, Capital Markets of the Bank	60,218	*
Kathryn M. Hennigan (15)	Senior Vice President, Administrative Services and Corporate Secretary	99,831	1.51%
Hank H. Kadowaki (16)	Senior Vice President, Income Property Lending of the Bank	55,814	*
All directors and executive officers as a group (15 persons) (17)		1,446,674	20.27%

*	Does not exceed 1.0% of the Company’s voting securities.
(1)	The address of each person is c/o Quaker City Bancorp, Inc., 7021 Greenleaf Avenue, Whittier, California 90602.
(2)	Titles are for both the Company and the Bank unless otherwise indicated.
(3)	Each person effectively exercises sole (or shares with spouse or other immediate family member) voting and dispositive power as to shares reported.
(4)	All shares beneficially owned have been adjusted for the Stock Dividends.
(5)	Percentage of class is based upon 6,532,368 shares of Common Stock outstanding as of the Record Date.
(6)	Includes 32,819 shares subject to currently exercisable options granted under the 1997 Stock Incentive Plan.
(7)
Includes 20,854 allocated shares under the Employee Stock Ownership Plan (the “ESOP”), 36,869 shares subject to options granted under the 1993 Incentive Stock Option Plan (the “1993 Management Option Plan”), which options are all currently exercisable, and 161,459 shares subject to currently exercisable options granted under the 1997 Stock Incentive Plan.

(8)
Includes 6,250 shares subject to options granted under the 1993 Stock Option Plan for Outside Directors (the “Outside Directors’ Option Plan”), which options are all currently exercisable, and 12,500 shares subject to currently exercisable options granted under the 1997 Stock Incentive Plan.

(9)	Includes 6,250 shares subject to currently exercisable options granted under the 1997 Stock Incentive Plan.
(10)
Includes 15,001 shares subject to options granted under the Outside Directors’ Option Plan, which options are all currently exercisable, and 20,313 shares subject to currently exercisable options granted under the 1997 Stock Incentive Plan.

(11)
Includes 30,322 shares subject to options granted under the Outside Directors’ Option Plan, which options are all currently exercisable, and 20,313 shares subject to currently exercisable options granted under the 1997 Stock Incentive Plan.

(12)
Includes 11,572 shares subject to options granted under the Outside Directors’ Option Plan, which options are all currently exercisable, and 20,313 shares subject to currently exercisable options granted under the 1997 Stock Incentive Plan. Includes 39,716 shares held by three irrevocable trusts for the benefit of Mr. Miller’s grandchildren, the beneficial ownership of which shares Mr. Miller disclaims. Mr. Miller and his wife, Mary O. Miller, are the trustees of all three trusts.

(13)
Includes 19,147 allocated shares under the ESOP, 37,222 shares subject to options granted under the 1993 Management Option Plan, which options are all currently exercisable, and 28,125 shares subject to currently exercisable options granted under the 1997 Stock Incentive Plan.

(14)	Includes 18,076 allocated shares under the ESOP, and 21,875 shares subject to currently exercisable options granted under the 1997 Stock Incentive Plan.
(15)
Includes 16,010 allocated shares under the ESOP, 36,582 shares subject to options granted under the 1993 Management Option Plan, which options are all currently exercisable, and 28,125 shares subject to currently exercisable options granted under the 1997 Stock Incentive Plan.

(16)	Includes 11,280 allocated shares under the ESOP, and 40,625 shares subject to currently exercisable options granted under the 1997 Stock Incentive Plan.
(17)
Includes 112,216 allocated shares under the ESOP, 63,145 shares subject to options granted under the Outside Directors’ Option Plan, which options are all currently exercisable, 110,673 shares subject to options granted under the 1993 Management Option Plan, which options are all currently exercisable, and 432,405 shares subject to currently exercisable options granted under the 1997 Stock Incentive Plan.

COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table sets forth the compensation paid by the Company, including any of its subsidiaries, to the Named Executive Officers for their service during the fiscal years ended June 30, 2002, 2001, and 2000.

	Annual Compensation (1)			Long Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Awards	All Other Compensation ($)
				Securities Underlying Options (#) (3)
Frederic R. McGill	2002	$320,000	$217,600	17,500	$114,479	(2)
President and	2001	$295,000	$196,175	—	$97,862
Chief Executive Officer	2000	$275,000	$154,000	31,250	$9,112

Dwight L. Wilson	2002	$160,024	$61,834	9,750	$45,635	(2)
Senior Vice President,	2001	$150,900	$57,221	—	$26,479
Treasurer and Chief	2000	$143,700	$46,386	—	$9,536
Financial Officer

Harold L. Rams	2002	$126,150	$50,259	9,750	$35,437	(2)
Senior Vice President,	2001	$126,150	$47,836	—	$18,268
Capital Markets of the Bank	2000	$121,300	$39,156	—	$8,530

Kathryn M. Hennigan	2002	$137,500	$53,130	9,750	$20,688	(2)
Senior Vice President,	2001	$122,500	$46,452	—	$17,602
Administrative Services and	2000	$115,600	$38,009	—	$8,190
Corporate Secretary

Hank H. Kadowaki	2002	$126,000	$49,065	9,750	$17,561	(2)
Senior Vice President,	2001	$116,700	$44,252	—	$16,843
Income Property Lending	2000	$110,100	$36,861	—	$7,684
of the Bank

(1)
Under “Annual Compensation,” the column titled “Salary” includes deferred compensation and the column titled “Bonus” consists of payments earned under the Bank’s Incentive Compensation Plan in the reported fiscal year.

(2)	Includes the following contributions to the designated plans by the Bank on behalf of the Named Executive Officers (all amounts are for plan year January 1–December 31, 2001):
(a)	matching contributions under the Bank’s 401(k) Plan of $4,200, $4,200, $2,459, $2,351, and $2,428 for Messrs. McGill, Wilson, Rams, and Kadowaki, and Ms. Hennigan, respectively;
(b)
$5,675, $5,675, $5,675, $5,528, and $5,675 representing the cost of the shares allocated under the ESOP, including forfeitures, for the benefit of Messrs. McGill, Wilson, Rams, and Kadowaki, and Ms. Hennigan, respectively;

(c)
contributions under the Quaker City Bank Employees Retirement Income Plan of $11,842, $23,894, $25,253, $8,721, and $9,809 to the accounts of Messrs. McGill, Wilson, Rams, and Kadowaki, and Ms. Hennigan, respectively; and

(d)	the value of benefits accrued under the Bank’s non-qualified benefit plan of $92,762, $11,866, $2,050, $961, and $2,776 for Messrs. McGill, Wilson, Rams, and Kadowaki, and Ms. Hennigan, respectively.
(3)	Share numbers have been adjusted for the 2002 Stock Dividend.

Stock Options

The following table sets forth the number of grants of stock options by the Company during fiscal year 2002 to the Named Executive Officers. All shares of Common Stock reserved under the 1993 Management Option Plan are subject to outstanding options and no shares remain available under the 1993 Management Option Plan for future option grants. As of June 30, 2002, 3,181 shares (adjusted for the 2002 Stock Dividend) of Common Stock remained available for future Award grants under the 1997 Stock Incentive Plan. On July 27, 2002, the 1997 Stock Incentive Plan expired and, as of such date, the Company is not permitted to grant any further awards in respect of the 1,616 shares (adjusted for the 2002 Stock Dividend) of Common Stock that remained available for issuance thereunder.

Option/SAR Grants in Last Fiscal Year

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options/SARs Granted (#) (1)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	5% ($)	10% ($)
Frederic R. McGill	12,500	11.81%	$24.660	02/21/12	$194,250	$490,125
	5,000	4.73%	$31.152	06/25/12	$98,150	$247,650

Dwight L. Wilson	6,250	5.91%	$23.520	01/17/12	$92,625	$233,750
	3,500	3.31%	$31.152	06/25/12	$68,705	$173,355

Harold L. Rams	6,250	5.91%	$23.520	01/17/12	$92,625	$233,750
	3,500	3.31%	$31.152	06/25/12	$68,705	$173,355

Kathryn M. Hennigan	6,250	5.91%	$23.520	01/17/12	$92,625	$233,750
	3,500	3.31%	$31.152	06/25/12	$68,705	$173,355

Hank H. Kadowaki	6,250	5.91%	$23.520	01/17/12	$92,625	$233,750
	3,500	3.31%	$31.152	06/25/12	$68,705	$173,355

(1)	Number of shares of Common Stock underlying exercisable options has been adjusted for the Stock Dividends.

The following table sets forth the number of shares of Common Stock covered by options granted under the 1993 Management Option Plan and under the 1997 Stock Incentive Plan held by the Named Executive Officers at June 30, 2002. The Named Executive Officers do not hold any options granted under the 1993 Directors’ Option Plan. Awards under the 1997 Stock Incentive Plan may be granted in the form of stock options, restricted stock, stock appreciation rights, stock payments, dividend equivalents, stock bonuses, stock sales, phantom stock and other stock-based benefits. The following table also sets forth the value of unexercised options granted under the 1993 Management Option Plan and the 1997 Stock Incentive Plan that were in-the-money at June 30, 2002. Options are “in-the-money” if the fair market value of the shares covered thereby is greater than the option exercise price.

Aggregated Option/SAR Exercises in Last Fiscal
Year and Fiscal Year-End Option/SAR Values(1)

	Shares Acquired On Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options At Fiscal Year-End(#)(2)		Value of Unexercised In-the-Money Options At Fiscal Year-End($)(3)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Frederic R. McGill	34,350	$1,024,160	205,828	27,916	$4,566,598	$334,981
Dwight L. Wilson	12,550	$395,970	70,347	9,750	$1,802,636	$67,044
Harold L. Rams	—	—	21,875	9,750	$439,225	$67,044
Kathryn M. Hennigan	13,650	$441,342	69,707	9,750	$1,783,886	$67,044
Hank H. Kadowaki	—	—	40,625	9,750	$800,525	$67,044

(1)	No free-standing stock appreciation rights (“SARs”) are issuable under the Company’s 1993 Management Option Plan.
(2)	Number of shares of Common Stock underlying exercisable options has been adjusted for the Stock Dividends.
(3)
The values of unexercised in-the-money options set forth in the table have been calculated, in accordance with requirements promulgated by the SEC, by determining the difference between the fair market value of the underlying Common Stock at fiscal year-end and the exercise price of the options (as adjusted for the Stock Dividends).

Employment Agreements and Change in Control Arrangements

In connection with the conversion of the Bank from mutual to stock form in December, 1993 (the “Conversion”) and the commencement of operations by the Company as the holding company thereof, the Bank and the Company entered into employment agreements with Messrs. Thomas and McGill. Mr. Thomas’ employment agreements with the Bank and the Company terminated on September 25, 2000, his sixty-fifth birthday. The Bank and the Company also entered into change in control agreements, which are two-year agreements, with Messrs. Wilson, Rams, and Kadowaki, and with Ms. Hennigan. The employment agreements and change in control agreements were entered into with the intent of ensuring that the Bank and the Company will be able to maintain a stable and competent management base after the Conversion. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of these individuals.

Employment Agreements with Mr. McGill

Mr. McGill’s employment agreements with the Bank and the Company provide for an initial three-year term. Commencing on the first anniversary date and continuing on each anniversary date thereafter, the Board of Directors of the Bank may extend the employment agreement with the Bank for an additional year such that the remaining term shall be the amount of the original term unless written notice of non-renewal is given by the Board of Directors of the Bank after conducting a performance evaluation of Mr. McGill. Effective June 30, 2002, the Bank’s Board extended Mr. McGill’s employment agreement until June 30, 2005. With respect to his employment agreement with the Company, commencing on the date of execution of the employment agreement with the Company, the term of the employment agreement for Mr. McGill extends, unless earlier terminated, one day each day until such time as the Company’s Board of Directors or Mr. McGill elects not to extend the term of the employment agreement by giving written notice to the other party, in which case the term of the employment agreement will be fixed and will end on the third anniversary date of the written notice.

The employment agreements with the Bank and the Company provide that Mr. McGill will receive an annual base salary of $345,000, which base salary will be reviewed annually by the Board of the Bank. In addition to the base salary, the employment agreements provide for, among other things, disability pay, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

The employment agreements provide for termination by the Bank or the Company for cause at any time. In the event the Bank or the Company chooses to terminate Mr. McGill’s employment for reasons other than for cause or for disability, or in the event of his resignation from the Bank and the Company upon (i) failure to re-elect Mr. McGill to his current offices; (ii) a material change in his functions, duties or responsibilities, or relocation of his principal place of employment, or a material reduction in benefits or perquisites; (iii) liquidation or dissolution of the Bank or the Company; or (iv) a breach of the employment agreement by the Bank or the Company, Mr. McGill or, in the event of death, his beneficiary, would be entitled to receive an amount equal to the aggregate of (a) the amount of the remaining salary payments that he would have earned if he continued his employment with the Bank or Company during the remaining unexpired term of the employment agreement at his defined base salary on the date he was terminated; (b) the average of the amount of bonus and any other cash compensation paid to him during the term of the employment agreement times the remaining number of years of the employment agreement and any fraction thereof, and (c) an amount equal to the average of the annual contributions that were made on Mr. McGill’s behalf to any employee benefit plan of the Company or Bank during the term of the employment agreement times the remaining number of years of the employment agreement and any fraction thereof.

If termination of employment follows a “change in control” of the Bank or the Company, as defined in the employment agreement, Mr. McGill or, in the event of death, his beneficiary, would be entitled to an aggregate payment from the Bank and the Company equal to the greater of: (i) the payments due for the remaining term of the agreement; or (ii) three times Mr. McGill’s average annual compensation for the three preceding taxable years, including bonuses and any other cash compensation paid or to be paid to Mr. McGill during such years, and the amount of any contributions made or to be made to any employee benefit plan. The Bank and the Company would also continue his health and disability coverage for the remaining unexpired term of the employment agreements to the extent allowed by the plans or policies maintained by the Company or Bank from time to time. Payments to Mr. McGill under the Bank’s employment agreements are guaranteed by the Company in the event that payments or benefits are not paid by the Bank. The employment agreements also provide for reduced benefits to Mr. McGill upon termination of employment due to disability and further provide that the Bank and Company shall indemnify him to the fullest extent allowable under federal and Delaware law. In the event of a change in control, based upon fiscal year 2002 salary and bonus, Mr. McGill would receive approximately $1,689,600 in severance payments in addition to other cash and noncash benefits provided under the employment agreements.

Change in Control Agreements

The change in control agreements with the Bank and the Company provide for a two-year term for Messrs. Wilson, Rams, and Kadowaki, and Ms. Hennigan (each, an “Executive”). Commencing on the first anniversary date and continuing on each anniversary thereafter, the change in control agreements may be extended by the Board of Directors of the Bank for a year so that the remaining terms shall be two years. Effective June 30, 2002, the Bank’s Board extended the term of the change of control agreements with each Executive until June 30, 2004. Commencing on the date of execution of the change in control agreement with the Company, the term of the change in control agreement extends for one day each day until such time as the Board of Directors of the Company or the Executive elects not to extend the term of the change in control agreement by giving written notice to the other party, in which case the term of the change in control agreement will be fixed and will end on the second anniversary date of the written notice. Each change in control agreement provides that at any time following a change in control of the Company or the Bank, if the Company or the Bank terminates the Executive’s employment for any reason other than cause, the Executive or, in the event of death, the Executive’s beneficiary would be entitled to receive an aggregate payment from the Bank and the Company equal to two times the Executive’s average annual salary for the two preceding taxable years, including bonuses and any other cash compensation paid or to be paid to the Executive during such years and the amount of any contributions made or to be made to any employee benefit plan. The Bank and the Company would also continue the Executive’s life, health and disability coverage for the remaining unexpired term of the Executive’s change in control agreement to the extent allowed by the plans or policies maintained by the Company or Bank from time to time. Payments to the Executive under the Bank’s change in control agreements are guaranteed by the Company in the event that payments or benefits are not paid by the Bank. If a change in control occurs, based upon fiscal year 2002 salary and bonus, the amounts payable to Messrs. Wilson, Rams, and Kadowaki, and Ms. Hennigan, pursuant to the change in control agreements would be approximately $459,668, $365,434, $362,730 and $395,010, respectively, in addition to other cash and noncash benefits provided for under the change in control agreements.

The change in control agreements and the employment agreements contain a provision to the effect that in the event of a change in control, the aggregate payments under the agreements shall not constitute an excess parachute payment under either Section 280G or Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”) (Section 280G denies a deduction for such excess amounts to the employer, and Section 4999 imposes an excise tax on the recipient with respect to such excess amounts). Such provision provides that the payments under the agreements shall be reduced to one dollar below the amount that would cause them to constitute excess parachute payments under either Section 280G or Section 4999.

Change in Control Provisions in Equity Incentive Plans

Both the 1993 Management Option Plan and the 1997 Stock Incentive Plan contain change in control provisions. The definition of “change in control” is the same in both the 1993 Management Option Plan and the 1997 Stock Incentive Plan.

The Company’s 1993 Management Option Plan provides that to the extent not previously exercisable, options granted under the 1993 Management Option Plan become exercisable upon a change in control. All outstanding unexercised options under the 1993 Management Option Plan are currently exercisable. No shares of Common Stock remain available under the 1993 Management Option Plan for future option grants.

The 1997 Stock Incentive Plan also contains a change in control provision. Pursuant to such provision, as of the effective time and date of any change in control, the 1997 Stock Incentive Plan and any then outstanding Awards granted thereunder (whether or not vested) shall automatically terminate unless (i) provision is made in writing in connection with such transaction for the continuance of the 1997 Stock Incentive Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event the 1997 Stock Incentive Plan and such outstanding Awards will continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Board otherwise provides in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including without limitation (a) accelerating the vesting of outstanding Awards, and/or (b) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such change in control had such shares been issued and outstanding immediately prior to the effective time of the change in control (net of the appropriate option exercise prices). If the 1997 Stock Incentive Plan and the Awards terminate by reason of the occurrence of a change in control without provision for any of the actions described in clause (i) or (ii) of the immediately preceding sentence, then any holder of outstanding Awards will have the right, at such time immediately prior to the consummation of the change in control as the Board designates, to exercise such Awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

Defined Benefit Plan

The Bank maintains the Quaker City Bank Employees Retirement Income Plan, a non-contributory defined benefit pension plan (“Defined Benefit Plan”) qualified under the Employment Retirement Income Security Act of 1974, as amended (“ERISA”). Employees become eligible to participate in the Defined Benefit Plan upon attaining the age of 21 and completing one year of service during which they have served a minimum of 1,000 hours. Until December 31, 1999, the Plan was an income replacement retirement plan. The benefits were based on years of service and the three consecutive years of employment during which the participant earned the highest compensation. Contributions were intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future. Effective December 31, 1993, the Plan was frozen for benefit service accrued, and employees hired after November 30, 1992 did not participate in the Plan.

Effective January 1, 2000, the Board of Directors approved the conversion of the Defined Benefit Plan into a “Cash Balance Plan.” Under the provisions of the Cash Balance Plan, a cash balance account is established for each participant at plan entry and increased over time with pay and interest credits. Pay credits are equal to 5.0% of eligible pay and are credited to each participant’s cash balance account annually. Interest credits are based on ten-year Treasury Note rates and are credited to a participant’s cash balance account quarterly. At termination of employment, a participant (if vested) becomes entitled to a monthly annuity payable for life (or over a joint lifetime with his or her beneficiary) at retirement. The Cash Balance Plan is intended to be an ERISA-qualified plan, and the Bank has filed for IRS approval.

Estimated annual benefits payable at normal retirement age, expressed as a single life annuity, to each of the Named Executive Officers under the Cash Balance Plan are as follows:

Name	Estimated Annual Benefit
Frederic R. McGill	$23,100
Dwight L. Wilson	69,300
Harold L. Rams	58,500
Kathryn M. Hennigan	25,200
Hank H. Kadowaki	14,700

401(k) Plan

Effective July 1, 1997, the Bank implemented a 401(k) Plan. Employees become eligible to participate in the 401(k) Plan upon attaining the age of 21 and completing one year of service during which they have served a minimum of 1,000 hours. The 401(k) Plan is an ERISA-qualified plan under which employees may annually defer, on a pretax basis, up to the lesser of 15% of their base salary or the IRS limitation on employee deferrals

($11,000 for 2002). The Bank currently contributes on a matching basis 40% of the first 5% of the employees’ contributions to participants’ accounts in the 401(k) Plan.

Employee Stock Ownership Plan

At the time of Conversion, the Company established an ESOP for all employees who are age 21 or older and have completed one year of service with the Bank during which they have served a minimum of 1,000 hours. The ESOP is internally leveraged and borrowed $3.1 million from the Company to purchase 10% of the outstanding shares of the common stock of Quaker City Bancorp, Inc. issued in the Conversion. The loan will be repaid principally from the Bank’s discretionary contributions to the ESOP. In conjunction with the conversion of the Bank’s income replacement Defined Benefit Plan into a Cash Balance Plan effective January 1, 2000, and the inclusion of all eligible employees as participants in the Cash Balance Plan, the Board of Directors approved an amendment to the ESOP loan agreement and promissory note which allows the loan underlying the ESOP to be amortized over a longer period of time. ESOP participants will receive essentially the same benefit, but the length of time by which the benefit will be earned will be extended from September, 2003 to December, 2004. At June 30, 2002 and 2001, the outstanding balance on the loan was $582,000 and $815,000, respectively. Shares purchased with the loan proceeds are held in a suspense account for allocation among participants as the loan is repaid. Contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of compensation, as described in the plan, in the year of allocation. Benefits generally become 100% vested after five years of vesting service. Vesting will accelerate upon retirement, death or disability of the participant or in the event of a change in control of the Bank or the Company. Forfeitures will be reallocated among remaining participating employees, in the same proportion as contributions. Benefits may be payable upon death, retirement, early retirement, disability or separation from service. Since the annual contributions are discretionary, the benefits payable under the ESOP cannot be estimated.

Retirement Benefit Equalization Plan

Until December 31, 1999, the Bank maintained a nonqualified Supplemental Executive Retirement Plan (“SERP”) for certain employees and their beneficiaries whose benefits from the Bank’s Defined Benefit Plan were reduced by reason of the annual limitation on benefits and contributions imposed by Section 415 of the Code and the limitations imposed on compensation taken into consideration in the determination of benefits under the Defined Benefit Plan due to Section 401(a)(17) of the Code. The SERP provided additional benefits to participants to ensure that they received an aggregate annual benefit from the Defined Benefit Plan, the ESOP and Social Security of an amount equal to 65% of such participants’ final average compensation at age 65.

In conjunction with the conversion of the Bank’s Defined Benefit Plan into a Cash Balance Plan effective January 1, 2000, the SERP was converted into a Retirement Benefit Equalization Plan (“RBEP”) for certain employees. J.L. Thomas’ benefit remains under the SERP, and is $93,180 per year, payable through December 31, 2005. The RBEP is a supplemental plan to the Cash Balance Plan, 401(k) Plan, and ESOP, and is intended to provide certain covered employees with the total amount of retirement income that they would otherwise receive under these plans if not for legislated ceilings in compliance with certain sections of the Internal Revenue Code which limit retirement benefits payable from qualified plans. Under the provisions of the RBEP, a cash balance account is established for each participant at plan entry and increased over time with contribution and interest credits. The opening account balance for each participant was equal to their liability held under the SERP. Contribution credits are equal to the amounts not contributed under the qualified plans due to IRS limitations and are credited to each participant’s cash balance account annually. Interest credits are based on ten-year Treasury Note rates and are credited to a participant’s cash balance account quarterly.

The approximate allocation under the RBEP for plan year January 1, 2001 through December 31, 2001 for the Named Executive Officers is as follows:

Name	Estimated Allocation
Frederic R. McGill	$92,762
Dwight L. Wilson	11,866
Harold L. Rams	2,050
Kathryn M. Hennigan	2,766
Hank H. Kadowaki	961

Outside Directors’ Option Plan

Outside, non-employee directors (“Outside Directors”) of the Company and the Bank are eligible to receive stock options under the Outside Directors’ Option Plan. The purpose of the Outside Directors’ Option Plan is to promote the growth and profitability of the Company and the Bank by providing an incentive in the form of stock options to Outside Directors of outstanding competence to achieve long-term objectives of the Company and the Bank by encouraging their acquisition of an equity interest in the Company.

The Outside Directors’ Option Plan authorized the granting of nonqualified stock options for a total of 202,149 shares of Common Stock (as adjusted for the Stock Dividends) to Outside Directors. Stock options for an aggregate of 192,043 shares of Common Stock (as adjusted for the Stock Dividends) were granted to the six Outside Directors at the date of the Conversion at an exercise price of $3.84 (as adjusted for the Stock Dividends) per share, which was based on the offering price of the Common Stock in the initial public offering of the Company prior to the Stock Dividends. To the extent options for shares are available for grants under the Outside Directors’ Option Plan, each subsequently elected Outside Director will be granted nonqualified stock options to purchase 5,052 shares of Common Stock (as adjusted for the Stock Dividends) or a number of options to purchase such lesser number of shares as remain in the Outside Directors’ Option Plan. On September 16, 1999, the date on which he first began to serve as an outside director, David S. Engelman received nonqualified stock options to purchase 5,000 shares of Common Stock (6,250, as adjusted for the 2002 Stock Dividend) under the Outside Directors’ Option Plan. If options for sufficient shares are not available to fulfill the grant of options to an Outside Director, and thereafter options become available, such persons shall receive options to purchase an amount of shares of Common Stock, determined by dividing pro rata among such persons the number of options available. There are no shares of Common Stock remaining available for future option grants under the Outside Directors’ Option Plan.

All options initially granted under the Outside Directors’ Option Plan in connection with the Conversion became exercisable January 1, 1995. Options granted to a subsequently elected Outside Director will become exercisable on the first business day of January following that date on which such subsequent Outside Director is qualified and first begins to serve as a Director; provided, however, that in the event of death, disability or retirement of the participant or upon a change in control of the Company or the Bank, all options previously granted would automatically become exercisable. Each option granted under the Outside Directors’ Option Plan expires upon the earlier of ten years following the date of grant, or one year following the date that the Outside Director ceases to be a director.

The Board of Directors of the Company has adopted the Quaker City Bancorp, Inc. 2002 Equity Incentive Plan for certain eligible persons, including directors, officers, employees, consultants and advisors of the Company and its affiliated entities, and is presenting the 2002 Equity Incentive Plan to the Company’s stockholders for approval. See “APPROVAL OF 2002 EQUITY INCENTIVE PLAN,” below.

1997 Stock Incentive Plan

The 1997 Stock Incentive Plan provides for the grant of Awards in the form of stock options (including incentive stock options and nonqualified stock options), restricted stock, stock appreciation rights, stock payments, dividend equivalents, stock bonuses, stock sales, phantom stock and other stock-based benefits. Persons eligible to receive an Award under the 1997 Stock Incentive Plan include directors, officers, employees, consultants, and advisors of the Company and its affiliated entities. In July, 1997, certain grants of nonqualified stock options were made to senior executive officers and Outside Directors under the 1997 Stock Incentive Plan, which grants were made subject to stockholder approval of the 1997 Stock Incentive Plan at the Company’s 1997 annual meeting of stockholders. The nonqualified stock options granted have ten-year terms, expiring on July 24, 2007. In April, 1998, Mr. Kadowaki was granted 12,500 (15,625, as adjusted for the 2002 Stock Dividend) nonqualified stock options upon his becoming a senior executive officer, which options have a ten-year term, expiring on April 21, 2008. In May, 1999, certain grants of nonqualified stock options were made to senior executive officers, all of which options have ten-year terms and will expire on May 30, 2009. An amendment to the 1997 Stock Incentive Plan was approved by the stockholders at the Company’s 1999 Annual Meeting of Stockholders. The amendment increased the number of shares of Common Stock reserved for issuance under the 1997 Stock Incentive Plan from 233,000 shares to 560,465 shares (700,582, as adjusted for the 2002 Stock Dividend).

Grants of nonqualified stock options, based on the individual’s salary and length of service, were made to non-executive management of the Bank in December, 1999. The total number of these grants is approximately 30,000 shares (37,500, as adjusted for the 2002 Stock Dividend); all of these options have ten-year terms, and vest in either three or five equal annual installments, depending on length of service. In April, 2000, Mr. Perisho was granted 5,000 (6,250, as adjusted for the 2002 Stock Dividend) nonqualified stock options upon being hired as a senior officer, which options have a ten-year term, expiring on April 20, 2010. In June, 2000, a grant of 25,000 (31,250, as adjusted for the 2002 Stock Dividend) nonqualified stock options, vesting in three equal annual installments, was made to Mr. McGill, and grants of 5,000 (6,250, as adjusted for the 2002 Stock Dividend) nonqualified stock options with vesting on the first anniversary of the option grant date were made to each of the Outside Directors, all of which options were granted at an exercise price equal to the closing sale price of the Common Stock, as reported on the Nasdaq National Market on the date of grant.

During fiscal year 2001, no stock option grants were made to the Chief Executive Officer or to any other senior executive officers. From October, 2000 through June, 2002, Chairman of the Board J.L. Thomas received, as part of the Chairman’s compensation, quarterly grants of 1,250 (1,563, as adjusted for the 2002 Stock Dividend) nonqualified stock options, all of which options are granted at an exercise price equal to the closing sale price of the Common Stock, as reported on the Nasdaq National Market on the date of grant. In June, 2001, grants of nonqualified stock options totaling approximately 40,000 (50,000, as adjusted for the 2002 Stock Dividend) shares were made to non-executive managers of the Bank; individual grants were based on salary and length of service. All of these options have ten-year terms and vest in either three or five equal annual installments, depending on length of service. On June 21, 2001, grants of 5,000 (6,250, as adjusted for the 2002 Stock Dividend) nonqualified stock options with vesting on the first anniversary of the option grant date were made to each of the Outside Directors, all of which options were granted at an exercise price equal to the closing sale price of the Common Stock, as reported on the Nasdaq National market on the date of the grant. On January 17, 2002, grants of 5,000 (6,250, as adjusted for the 2002 Stock Dividend) nonqualified stock options were made to all senior executive officers, except for Mr. McGill, all of which options have ten-year terms and will expire on January 17, 2012. In February, 2002, Mr. McGill was granted 10,000 (12,500, as adjusted for the 2002 Stock Dividend) nonqualified stock options, and Ms. Conrado was granted 5,000 (6,250, as adjusted for the 2002 Stock Dividend) nonqualified stock options upon being hired as a senior officer, all of which options vest in three equal annual installments and were granted at an exercise price equal to the closing sale price of the Common Stock, as reported on the Nasdaq National Market on the date of grant. On June 25, 2002, a grant of 5,000 (adjusted for the 2002 Stock Dividend) nonqualified stock options was made to Mr. McGill, and grants of 3,500 (adjusted for the 2002 Stock Dividend) nonqualified stock options were made to each of the senior executive officers, all of which options vest in three equal annual installments and were granted at an exercise price equal to the closing sale price of the Common Stock, as reported on the Nasdaq National Market on the date of grant. In June, 2002, grants of nonqualified stock options totaling approximately 10,300 (adjusted for the 2002 Stock Dividend) shares were made to non-executive managers of the Bank; all of these options have ten-year terms and vest in three equal annual installments. On June 25, 2002, grants of 5,000 (adjusted for the 2002 Stock Dividend) nonqualified stock options with vesting on the first anniversary of the option grant date were made to each of the Outside Directors, all of which were granted at an exercise price equal to the closing sale price of the Common Stock, as reported on the Nasdaq National Market on the date of grant. As of July, 2002, Chairman of the Board J.L. Thomas’ quarterly stock option grant was increased to 1,565 shares (adjusted for the 2002 Stock Dividend) per quarter. Each of the options granted to date under the 1997 Stock Incentive Plan expires ten years following the date of grant. On July 27, 2002, the 1997 Stock Incentive Plan expired and, as of such date, the Company is not permitted to grant any further awards thereunder.

Compensation Committee Interlocks and Insider Participation

The Company’s Compensation Committee consists of Messrs. Miller (Chairman), Engelman and Harvey. None of such members is, or formerly was, an officer or employee of the Company or any of its subsidiaries and none had any relationship with the Company requiring disclosure herein under applicable rules. In addition, to the Company’s knowledge, no executive officer of the Company serves as a director or a member of the compensation committee of another entity.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Administration

The compensation program is administered by the Compensation Committee of the Company’s Board of Directors, which is composed of at least two outside, non-employee directors. The Chairman of the Board, the Chief Executive Officer and the Senior Vice President, Administrative Services, serve as advisors to the Compensation Committee. Following review and approval by the Compensation Committee, all issues pertaining to employment-related contracts are submitted to the full Board of Directors for approval.

The following is the Compensation Committee report addressing the compensation of the Company’s executive officers for fiscal year 2002.

Philosophy

The goals and objectives of the executive compensation policies remain the same as in previous years. The Compensation Committee’s executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company’s annual and long-term performance goals, reward above average corporate performance, recognize individual initiative and achievements and assist the Company in attracting and retaining qualified executives. Targeted levels of executive compensation are set at levels the Compensation Committee believes to be consistent with others in the financial services industry, with executives’ compensation packages increasingly being weighted toward programs contingent upon the Company’s long-term (three years or more) performance. As a result, the executives’ actual compensation levels in any particular year may be above or below those of the Company’s competitors, depending upon the Company’s performance.

The Company’s compensation strategy continues to support the concept of pay-for-performance, associating the goal of variable pay for variable performance. A mix of compensation elements, with an emphasis on tying long-term incentives to corporate performance, is designed to meet this goal. The mix of compensation elements varies between executive levels within the organization, with compensation opportunities of senior executives relying more heavily on annual and long-term incentive compensation.

With regard to Section 162(m) of the Code, which limits the deductibility of certain executive officer compensation in excess of $1,000,000, the Company intends to take all necessary steps to cause the compensation paid to executive officers to be deductible by the Company.

Performance to Date

The Company’s compensation strategy is based on the philosophy that Company executives should be compensated within competitive norms for their level of responsibility within the organization. The Company has determined the competitive marketplace for different executive levels within the organization. Generally, the competitive marketplace for senior executives has been defined as financial institutions with assets between $750 million and $1.5 billion that are located in California.

It should be noted that the Company wishes to compare itself on a broader basis for corporate performance purposes, and thus the peer group referenced above for comparison purposes in regard to cash compensation is not identical to that used in the Stock Price Performance Graph which appears immediately after this report. See “STOCK PRICE PERFORMANCE GRAPH,” below.

The Compensation Committee conducted its annual review of officers’ base salary levels in June, 2001. As a result of the Compensation Committee review, senior executives received raises ranging from 6.0% to 12.25% for fiscal year 2002. These raises in base salaries reflected the impact of increased job responsibilities and improved performance.

In the spring of 1999, a competitive review of the current cash compensation program (base salary and short-term incentive cash compensation) for Company executives was performed by an independent outside consulting firm, Wm. M. Mercer, Inc. The findings of such review were used by the Compensation Committee in its executive salary reviews for fiscal years 2000 and 2001. The Compensation Committee retained independent consulting firm Aon Consulting, Inc. to perform a new independent review of the executive cash compensation program in the spring of 2001, the results of which were used for executive salary reviews for fiscal years 2002 and 2003.

Annual incentive compensation for the Chief Executive Officer was based solely on corporate goals. For fiscal year 2002, the target incentive for the Chief Executive Officer was 50% of base salary. For fiscal year 2002, these goals pertained to performance in the following areas: net profit, asset quality, operating expense ratios, regulatory and compliance ratings and quality of customer service. In addition, a profitability threshold required for any corporate bonus award continues to be an integral part of the incentive compensation plan. Incentive compensation for fiscal year 2002 for other executive officers of the Company, with a target of 30% of base salary, was based 80% upon corporate and 20% upon personal goal achievement. The annual incentive program also included a profitability threshold necessary for the payment of any bonus based on corporate goals. In July, 2002, executive officers received bonuses approved by the Board of Directors based on both management objectives and their personal goal achievement, as applicable, during fiscal year 2002.

The third part of executive compensation is the long-term compensation program, including incentive stock options, nonqualified stock options and stock grants. Stock options have been granted under both the Company’s 1993 Management Option Plan and the 1997 Incentive Stock Plan. The Board of Directors of the Company has adopted the 2002 Equity Incentive Plan and is presenting the 2002 Equity Incentive Plan to the Company’s stockholders for approval. Senior executive officers are eligible to receive awards under the proposed 2002 Equity Incentive Plan. See “APPROVAL OF 2002 EQUITY INCENTIVE PLAN,” below. The purpose of these plans is to encourage management stability as well as stock ownership of the Company.

Under the 1993 Management Option Plan, senior executives received stock options which offer them the possibility of future gains, depending on the executive’s continued employment by the Company or the Bank and the long-term price appreciation of the Company’s Common Stock. At the Conversion, senior executive officers were granted options under the 1993 Management Option Plan that vested over a period of three years, with one-

third becoming exercisable on each of January 1, 1995, 1996, and 1997. All shares of Common Stock reserved under the 1993 Management Option Plan are subject to outstanding options and no shares remain available under the 1993 Management Option Plan for future option grants. Under the first grant under the 1997 Stock Incentive Plan, senior executive officers then-employed by the Company, except for Mr. Kadowaki, received nonqualified stock options which vested over a period of three years, with one-third becoming exercisable on each of July 7, 1998, 1999, and 2000. Mr. Kadowaki received nonqualified stock options upon his appointment in April, 1998 as Senior Vice President, Income Property Lending of the Bank. One-third of Mr. Kadowaki’s nonqualified stock options became exercisable on each of April 21, 1999, 2000 and 2001. On May 20, 1999, senior executive officers received nonqualified stock options which vested over a period of three years, with one-third becoming exercisable on each of May 20, 2000, 2001 and 2002. An amendment to the 1997 Stock Incentive Plan was approved by the stockholders at the Company’s 1999 Annual Meeting of Stockholders. The amendment increased the number of shares of Common Stock reserved for issuance under the 1997 Stock Incentive Plan from 233,000 shares (291,250, as adjusted for the 1998 Stock Dividend) to 560,465 shares (700,582, as adjusted for the 2002 Stock Dividend).

Mr. Perisho received nonqualified stock options upon being hired in May, 2000 as Senior Vice President, In-Store Banking of the Bank. One-third of Mr. Perisho’s nonqualified stock options are exercisable on each of April 20, 2001, 2002 and 2003. In June, 2000, a grant of nonqualified stock options was made to Mr. McGill. For further information regarding this grant, see the section of this report entitled “Chief Executive Officer Compensation,” below. During fiscal year 2001, no senior executives received stock option grants.

On January 17, 2002, senior executive officers then-employed by the Company, except for Mr. McGill, received nonqualified stock options which vest over a period of three years, with one-third becoming exercisable on each of January 17, 2003, 2004 and 2005. Ms. Conrado received nonqualified stock options upon being hired in February, 2002 as Senior Vice President, Single Family Lending of the Bank. One-third of Ms. Conrado’s nonqualified stock options will become exercisable on each of February 21, 2003, 2004 and 2005. In February, 2002 and June, 2002, grants of nonqualified stock options were made to Mr. McGill. For further information regarding these grants, see the section of this report entitled “Chief Executive Officer Compensation,” below. In June, 2002, senior executive officers received nonqualified stock options which vest over a period of three years, with one-third becoming exercisable on each of June 25, 2003, 2004, and 2005.

Awards under the 1997 Stock Incentive Plan may be granted in the form of stock options, restricted stock, stock appreciation rights, stock payments, dividend equivalents, stock bonuses, stock sales, phantom stock and/or other stock based benefits. Pursuant to the terms of the 1997 Stock Incentive Plan, no one eligible person may be granted Awards with respect to more than 100,000 shares of Common Stock in any one calendar year.

Chief Executive Officer Compensation

The base salary for Mr. McGill for fiscal year 2002 was increased by 8.5% as a result of peer cash compensation comparisons. Mr. McGill’s target short term incentive level remained at 50% of base salary, which was a result of the Compensation Committee’s implementation of a recommendation of the 1999 executive compensation study by Wm. M. Mercer, Inc. The annual incentive bonus payout is based on the same corporate goal achievement, including a profitability threshold, as all other executives. In July, 2002, Mr. McGill received an incentive bonus of $217,600, approved by the Board of Directors, and based on corporate goal achievement during fiscal year 2002.

The executive cash compensation study performed by Aon Consulting, Inc. in the spring of 2001 found Mr. McGill’s total cash compensation to be below the Compensation Committee’s target of the 75th percentile of market. As a result, for fiscal year 2003, Mr. McGill will receive a base salary of $345,000, the equivalent of an 8.0% increase over the previous year.

In an initial grant under the 1997 Stock Incentive Plan, the Compensation Committee awarded Mr. McGill nonqualified options to purchase 62,500 (78,125, as adjusted for the 2002 Stock Dividend) shares of Common Stock. In May, 1999, in a second grant to senior executives under the 1997 Stock Incentive Plan, the Compensation Committee awarded Mr. McGill nonqualified options to purchase 50,000 (62,500, as adjusted for the 2002 Stock Dividend) shares of Common Stock. In June, 2000, the Compensation Committee awarded Mr. McGill nonqualified options to purchase 25,000 (31,250, as adjusted for the 2002 Stock Dividend) shares of Common Stock. No option awards were made to Mr. McGill during fiscal year 2001. In February, 2002, the Compensation Committee awarded Mr. McGill nonqualified options to purchase 10,000 (12,500, as adjusted for the 2002 Stock Dividend) shares of Common Stock. In June, 2002, the Compensation Committee awarded Mr. McGill nonqualified options to purchase 5,000 (adjusted for the 2002 Stock Dividend) shares of Common Stock. The number of options granted to Mr. McGill under the 1997 Stock Incentive Plan was based upon several factors, including past performance, present and future responsibility of his position and further aligning the Chief Executive Officer’s interests with those of the Company’s stockholders. Each of Mr. McGill’s grants under the 1997 Stock Incentive Plan vests over a three-year period, and the exercise price of each grant is based on the closing sale price of the Common Stock, as reported on the Nasdaq National Market on the date of grant.

Conclusion

The Committee believes that the current compensation policies for the Company and the Bank are both effective and appropriate. For fiscal years 2000, 2001 and 2002, when the profit threshold was met, there was in place a compensation mix which increasingly relies on incentive compensation for corporate goal achievement.

2002 COMPENSATION COMMITTEE
Edward L. Miller (Chairman)
Wayne L. Harvey
David S. Engelman

The report of the Compensation Committee shall not be deemed incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

STOCK PRICE PERFORMANCE GRAPH

The stock price performance graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

The graph below compares the cumulative total stockholder return of the Company’s Common Stock with the cumulative total return of the Nasdaq National Market System equity index and Media General’s Savings and Loan Industry Group index from June 30, 1997 through June 30, 2002. The graph assumes that $100.00 was invested on June 30, 1997 in the Company’s Common Stock and each index, and that all dividends were reinvested. No cash dividends have been declared on the Company’s Common Stock since the Company’s formation in September, 1993. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

Quaker City Bancorp, Inc. returns were calculated based on the closing sale prices per share of the Common Stock as follows (as adjusted for the Stock Dividends): 6/30/97, $11.240; 6/30/98, $14.720; 6/30/99, $13.200; 6/30/2000, $12.300; 6/30/2001, $23.576; and 6/30/2002, $33.136.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for preparation of the Company’s financial statements and its reporting process. The Company’s independent auditors are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the Company’s audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. And, the Audit Committee has considered whether the independent auditors’ provision of other non-audit services to the Company is compatible with the auditors’ independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2002, for filing with the SEC.

2002 AUDIT COMMITTEE
Wayne L. Harvey (Chairman)
Edward L. Miller
David S. Engelman

The information set forth above under “Report of the Audit Committee” shall not be deemed incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of the Record Date and as adjusted for the Stock Dividends, (i) the name of each person believed by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) the total number of shares of Common Stock beneficially owned by each such person, and (iii) the percentage of all Common Stock outstanding held by each such person.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (1)
Quaker City Bank Employee Stock Ownership Plan and Trust (“ESOP”) 7021 Greenleaf Avenue Whittier, CA 90602	215,415	(2)	3.30%
Wellington Management Company, LLP 75 State Street Boston, MA 02109	613,375	(3)	9.39%

(1)	Percentage of class is based on 6,532,368 shares of Common Stock (as adjusted for the Stock Dividends) outstanding as of the Record Date.
(2)
Shares of Common Stock were acquired by the ESOP in the Conversion. A committee which consists of non-employee members of the Board of Directors of the Bank administers the ESOP (the “ESOP Committee”). An unrelated third party has been appointed as the corporate trustee for the ESOP (“ESOP Trustee”). The ESOP Committee may instruct the ESOP Trustee regarding investment of funds contributed to the ESOP. The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares held in the suspense account will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended. As of the Record Date, 460,866 shares of Common Stock in the ESOP had been allocated, but not distributed, to participating employees, including 112,216 shares allocated to executive officers as described in the footnotes to the Security Ownership of Management table. As of the Record Date, 172,380 shares of Common Stock in the ESOP had been distributed. Includes unallocated as well as allocated but unvested ESOP shares. While allocated but unvested shares are voted by participants, they are subject to forfeiture until fully vested.

(3)
This information is based on the Schedule 13G filed by Wellington Management Company, LLP (“WMC”) with the SEC on February 12, 2002. WMC reported that it has shared voting power with respect to 261,125 shares and shared dispositive power with respect to 613,375 shares; WMC reported that it does not have sole voting power or sole dispositive power with respect to any such shares and disclaims any pecuniary interest in any shares of the Company’s Common Stock.

RELATED PARTY TRANSACTIONS

Section 11 of the Home Owners’ Loan Act requires that all loans or extensions of credit by the Bank to executive officers and directors of the Bank, of the Company and of the Company’s other subsidiaries (collectively, “Insiders”) or to companies which an Insider controls (“Related Interests”), must be made on substantially the same terms (including interest rates and collateral) as, and must follow credit underwriting procedures not less stringent than, those prevailing at the time for comparable transactions with the general public, and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to an Insider or Related Interest in excess of the lesser of (a) $500,000, or (b) the greater of $25,000 or 5% of the Bank’s capital and surplus, must be approved in advance by a majority of the entire Board of Directors of the Bank, with interested directors abstaining from participating directly or indirectly in the voting. The aggregate loans by the Bank to an Insider and his or her Related Interests generally may not exceed 15% of the Bank’s capital, and the aggregate of all loans by the Bank to all of its Insiders and their Related Interests generally may not exceed 100% of the Bank’s capital.

It is the policy of the Bank to offer loans to executive officers and directors on their principal residence and to offer to extend a line of credit for overdraft protection on a checking account held at the Bank. The Bank’s policy provides that all loans to its executive officers and directors shall be made in the ordinary course of business, shall be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with all other employees, and shall not involve more than the normal risk of collectibility or present other unfavorable features.

During fiscal year 2002, Mr. Thomas, Ms. Hennigan, Ms. Tannheimer and Mr. Harvey had loans from the Bank. The largest amount of indebtedness of each loan during fiscal year 2002 and the outstanding balance of each loan as of June 30, 2002 is as listed below:

Name	Largest Indebtedness During Fiscal Year 2002		Balance as of June 30, 2002
J.L. Thomas	$275,000.00		$266,580.00
Kathryn M. Hennigan	218,837.00	(1)	216,137.00	(2)
Karen A. Tannheimer	185,423.00		182,919.00	(2)
Wayne L. Harvey	97,150.00		0.00	(3)

(1)
Includes indebtedness related to a home equity line of credit, the balance of which has been zero since its inception. Ms. Hennigan’s home equity line of credit was made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

(2)	Mr. Thomas’, Ms. Hennigan’s and Ms. Tannheimer’s loans have been sold to Federal National Mortgage Association (“FNMA”); the Bank retains the servicing.
(3)	Mr. Harvey’s home equity line of credit was paid in full on February 27, 2002.

In August, 2002, Mr. McGill and Ms. Conrado each received a loan from the Bank, with balances of $300,700 and $199,000, respectively. The loans were subsequently sold to FNMA, with the Bank retaining the servicing. The loans were made by the Bank in conformance with the Bank policy on loans to executive officers, directors, and employees.

In connection with the Conversion of the Bank and the commencement of operations of the Company, the Bank and the Company entered into two-year change in control agreements with certain executive officers, including Ms. Tannheimer and Mr. Teeling. Subsequently hired executive officers, including Ms. Conrado and Mr. Perisho, have been granted similar two-year change in control agreements, effective as of the hire date of each executive officer. The terms of such agreements are the same as those of the change in control agreements entered into by the Bank and the Company with Messrs. Wilson, Rams, and Kadowaki, and Ms. Hennigan, as described above under “COMPENSATION AND OTHER INFORMATION—Employment Agreements and Change in Control Arrangements.”

As part of the Conversion, an ESOP was established by the Bank. The ESOP borrowed $3,105,000 from the Company to purchase 808,594 shares of Common Stock (as adjusted for the Stock Dividends) of the Company. As of the Record Date, 175,348 shares of Common Stock (as adjusted for the Stock Dividends) held by the ESOP were unallocated to individual participant accounts. Such shares constituted 2.68% of the outstanding Common Stock as of the Record Date. At June 30, 2002, the outstanding balance of the loan was $582,000.

Mr. Miller is a partner of the law firm of Bewley, Lassleben & Miller. The Company retained such law firm during fiscal year 2002 and has continued to retain the firm in fiscal year 2003. The amount of fees paid to the firm in fiscal year 2002 did not exceed five percent of the law firm’s gross revenues for the firm’s last full fiscal year.

ELECTION OF DIRECTORS

At the Annual Meeting, stockholders of the Company will be asked to vote on the election of two directors. The two nominees receiving the highest number of votes at the Annual Meeting will be elected directors of the Company. To fill these board positions, the enclosed proxy, unless indicated to the contrary, will be voted FOR the nominees listed below and on the enclosed proxy card. All directors elected at the Annual Meeting will be elected to three-year terms and will serve until the annual meeting of stockholders to be held in the year 2005 and until their successors have been duly elected and qualified.

Set forth below are the names of persons nominated by the Company’s Nominating Committee and ratified by the Board of Directors for election as directors at the Annual Meeting. Your proxy, unless otherwise indicated, will be voted FOR Messrs. Engelman and Leichtfuss. For a description of Mr. Engelman’s and Mr. Leichtfuss’ principal occupation and business experience during the last five years and present directorships, please see “DIRECTORS AND EXECUTIVE OFFICERS—Directors,” above.

Name	Current Occupation	First Became Director of Bank	First Became Director of Company	Term as Company Director Expires
NOMINEES FOR ELECTION

David S. Engelman	Private investor	1999	1999	2002
David K. Leichtfuss	President, Broadview Mortgage Corp.	1991	1993	2002

CONTINUING DIRECTORS

Alfred J. Gobar	Retired President and Chairman, AJGA, Inc.	1992	1993	2004
Wayne L. Harvey	C.P.A., retired Managing Partner, Harvey & Parmelee	1981	1993	2003
Frederic R. McGill	President and Chief Executive Officer of the Company and of the Bank	1995	1995	2004
Edward L. Miller	Partner, law firm of Bewley, Lassleben & Miller	1985	1993	2003
J.L. Thomas	Chairman of the Board of the Company and of the Bank	1975	1993	2003

The Company has been advised by each nominee named in this Proxy Statement that he is willing to be named as such herein and is willing to serve as a director if elected. However, if any of the nominees should be unable to serve as a director, the enclosed proxy will be voted in favor of the remainder of those nominees not opposed by the stockholder on such proxy and may be voted for a substitute nominee selected by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES LISTED ABOVE.

APPROVAL OF 2002 EQUITY INCENTIVE PLAN

General

On September 19, 2002, the Board of Directors authorized the adoption, subject to stockholder approval, of the Quaker City Bancorp, Inc. 2002 Equity Incentive Plan (the “2002 Equity Incentive Plan”). A total of 326,553 shares of Common Stock will be reserved for issuance under the 2002 Equity Incentive Plan. No shares of the Company’s Common Stock have been issued pursuant to the 2002 Equity Incentive Plan and no grants of options have been made thereunder.

Summary of the 2002 Equity Incentive Plan

The following summary is qualified in its entirety by reference to the 2002 Equity Incentive Plan, the text of which is reproduced herein as Appendix A.

Purpose and Eligibility.    The 2002 Equity Incentive Plan is intended to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, to encourage and reward their contributions to the performance of the Company and to align their interests with the interests of the Company’s stockholders. The persons eligible to receive an Award under the 2002 Equity Incentive Plan include directors, officers, employees, consultants and advisors of the Company and its affiliated entities. Currently, the Company and its subsidiaries have a total of five non-employee directors, nine executive officers and approximately 280 employees. The Company has not made any grants, and does not currently anticipate making any further grants, of Awards under the 2002 Equity Incentive Plan to any of its consultants or advisors.

Administration, Amendment and Termination.    The administering body for the 2002 Equity Incentive Plan is the Company’s Compensation Committee. As long as the Board has delegated authority to administer the 2002 Equity Incentive Plan to the Compensation Committee and the Company has a class of equity securities registered under Section 12 of the Exchange Act, the 2002 Equity Incentive Plan may be administered by a Compensation Committee composed of not less than 2 directors, each of whom is a non-employee director and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code (“Code”) and Treasury Regulations promulgated thereunder. The Compensation Committee will have the power to implement, interpret and construe the 2002 Equity Incentive Plan and the rights of recipients of Awards granted thereunder. The Compensation Committee will also have the power to (i) discontinue, suspend or amend the 2002 Equity Incentive Plan in any manner (subject to applicable laws, rules and regulations and subject to certain limited exceptions, including increases in the number of shares available that may be the subject of Awards under the 2002 Equity Incentive Plan and stockholder approval of other amendments that would materially increase the benefits accruing to participants), and (ii) modify, extend, renew or exchange outstanding Awards (subject to restrictions on repricings of stock options). The 2002 Equity Incentive Plan, as amended from time to time shall, in the discretion of the Compensation Committee, apply to and govern Awards granted under the 2002 Equity Incentive Plan prior to the date of such amendment, provided that the consent of an Award holder is required if such amendment would alter, terminate, impair or adversely affect any rights or obligations under any Award. Awards may be granted under the 2002 Equity Incentive Plan until the tenth anniversary of the adoption of the 2002 Equity Incentive Plan by the Company’s stockholders.

Securities Subject to the 2002 Equity Incentive Plan.    The 2002 Equity Incentive Plan provides for the grant of stock options (including incentive stock options and nonqualified stock options), performance awards, restricted stock, stock appreciation rights, stock payments, dividend equivalents, stock bonuses, stock sales, phantom stock and other stock-based benefits (each, an “Award”). Stock options granted under the 2002 Equity Incentive Plan may be incentive stock options (“ISOs”) intended to qualify under the provisions of Section 422 of the Code or nonqualified stock options that do not so qualify. The shares available under the 2002 Equity Incentive Plan may either be authorized and unissued shares or previously issued shares reacquired by the

Company through open market purchases or otherwise. If (i) any Award granted under the 2002 Equity Incentive Plan expires, terminates or is cancelled before the exercise thereof or the payment in full thereof, or (ii) the shares issued pursuant to an Award are reacquired by the Company pursuant to the terms of the 2002 Equity Incentive Plan or the Award, then the shares covered by the unexercised or unpaid portion of the Award or the reacquired shares, as the case may be, will become available for new grants under the 2002 Equity Incentive Plan.

If the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, combination, stock dividend, stock split, reverse stock split, spin-off or other similar transaction with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares subject to the 2002 Equity Incentive Plan, (ii) the number and kind of shares or other securities subject to then outstanding Awards, and/or (iii) the price for each share or other unit of any other securities subject to, or measurement criteria applicable to, then outstanding Awards. Any adjustments under the 2002 Equity Incentive Plan will be made by the Compensation Committee, whose determination as to any adjustment will be final, binding and conclusive.

As of the effective time and date of any Change in Control of the Company (as defined in the 2002 Equity Incentive Plan), the 2002 Equity Incentive Plan and any then outstanding Awards (whether or not vested) shall automatically terminate unless (i) provision is made in writing in connection with such transaction for the continuance of the 2002 Equity Incentive Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices or other measurement criteria, in which event the 2002 Equity Incentive Plan and such outstanding Awards shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Board otherwise provides in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including without limitation (a) accelerating the vesting of outstanding Awards, and/or (b) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of the 2002 Equity Incentive Plan, the 2002 Equity Incentive Plan and the Awards shall terminate by reason of the occurrence of a Change in Control without provision for any of the actions described in clause (i) or (ii) above, then any recipient holding outstanding Awards will have the right, at such time prior to the consummation of the Change in Control as the Board designates, to exercise or receive the full benefits of the recipient’s Awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

Terms and Conditions of Awards Under the 2002 Equity Incentive Plan.    The Compensation Committee will select the recipients of Awards granted under the 2002 Equity Incentive Plan and will determine the dates, amounts, exercise prices, vesting periods and other relevant terms of the Awards.

Award Pricing.    The pricing of Awards, including the exercise price for stock options granted under the 2002 Equity Incentive Plan, shall be determined by the Compensation Committee as of the date the Award is granted; provided, however, that the exercise price for a stock option may be no less than the fair market value of the underlying shares as of such date. The Compensation Committee may, with the consent of the recipient and subject to compliance with statutory or administrative requirements applicable to ISOs, amend the terms of any stock option to provide that the exercise price of the shares remaining subject to the option shall be reestablished at a price not less than 100% of the fair market value of the underlying shares on the effective date of the amendment.

Award Vesting.    Awards granted under the 2002 Equity Incentive Plan vest and become exercisable as determined by the Compensation Committee in its discretion; provided, however, that no stock option shall first become exercisable within one calendar year from its date of grant, other than upon a Change in Control. Awards granted under the 2002 Equity Incentive Plan may be exercised at any time after they vest and before the expiration date determined by the Compensation Committee, provided that no Award may be exercised more than ten years after its grant (five years after grant in the case of any Award intended to qualify as an ISO under the Code and granted to certain holders of significant amounts of the Company’s outstanding Common Stock). Furthermore, in the absence of a specific agreement to the contrary, options (whether or not vested) will generally expire and become unexercisable immediately upon termination of the recipient’s employment or service with the Company for cause, 90 days in the case of termination without cause, or two years after the termination of the recipient’s employment or service with the Company by reason of death, permanent disability or normal retirement. The Compensation Committee may accelerate the vesting of any options and may also extend the period following termination of employment with the Company during which options may vest and/or be exercised (subject to a maximum ten-year term from date of grant).

Award Payments.    The exercise price for Awards may be paid in cash or in any other consideration the Committee deems acceptable, including securities of the Company surrendered by the Award holder or withheld from the shares otherwise deliverable upon exercise. The Company may extend or arrange for the extension of credit to any Award holder to finance the Award holder’s purchase of shares upon exercise of the holder’s Award on terms approved by the Compensation Committee, subject to restrictions under applicable laws and regulations, or allow exercise in a broker’s transaction in which the exercise price will not be received until after exercise and subsequent sale of the underlying Common Stock. Consideration received by the Company upon exercise of Awards granted under the 2002 Equity Incentive Plan will be used for general working capital purposes.

Limited Transferability of Awards.    Awards are generally not assignable or transferable by the recipient during the life of the recipient.

Award Documentation.    Awards granted under the 2002 Equity Incentive Plan will be evidenced by an agreement duly executed on behalf of the Company and by the recipient or, in the Compensation Committee’s discretion, a confirming memorandum issued by the Company to the recipient, setting forth such terms and conditions applicable to the Award. The adoption of the 2002 Equity Incentive Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company, and the 2002 Equity Incentive Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by stockholders. In the case of any conflict between the 2002 Equity Incentive Plan and a confirming memorandum or agreement between the recipient and the Company, the terms of the 2002 Equity Incentive Plan will control.

Rights With Respect to Common Stock.    No recipient of an Award under the 2002 Equity Incentive Plan and no beneficiary or other person claiming under or through such individual will have any right, title or interest in or to any shares of Common Stock subject to any Award or any rights as a stockholder unless and until such Award is duly exercised pursuant to the terms of the 2002 Equity Incentive Plan and the exercise of such Award results in the issuance of shares of Common Stock to the recipient.

Repricings of Stock Options Under the 2002 Equity Incentive Plan.    The Company may not reprice any stock options granted under the 2002 Equity Incentive Plan without the approval of the stockholders of the Company.

2002 Equity Incentive Plan Provisions Regarding Section 162(m) of the Internal Revenue Code.    In general, Section 162(m) of the Code imposes a $1,000,000 limit on the amount of compensation that may be deducted by the Company in any tax year with respect to the Chief Executive Officer of the Company and its other four most highly compensated employees, including any compensation relating to an Award under the 2002 Equity Incentive Plan. To prevent compensation relating to an Award under the 2002 Equity Incentive Plan from being subject to the $1,000,000 limit of Code Section 162(m), the 2002 Equity Incentive Plan provides that no one eligible person shall be granted any Awards with respect to more than 100,000 shares of Common Stock in any one calendar year. Furthermore, if Code Section 162(m) would otherwise apply and if the amount of compensation an eligible person would receive under an Award is not based solely on an increase in the value of the underlying common stock of the Company after the date of grant or award, the Compensation Committee can condition the grant, vesting, or exercisability of such an Award on the attainment of a preestablished objective performance goal (such an Award will constitute a “Performance Award” under the 2002 Equity Incentive Plan). For this purpose, a preestablished objective performance goal may include one or more of the following performance criteria: (i) cash flow, (ii) earnings per share (including earnings before interest, taxes, and amortization), (iii) return on equity, (iv) total stockholder return, (v) return on capital, (vi) return on assets or net assets, (vii) income or net income, (viii) operating income or net operating income, (ix) operating margin, (x) return on operating revenue, and (xi) any other similar performance criteria. The maximum amount payable pursuant to that portion of any Performance Award (whether payable in cash, common stock, or a combination of cash and common stock) granted for any calendar year to any recipient that is intended to satisfy the requirements for performance-based compensation shall not exceed $1,000,000.

Federal Income Tax Treatment

The following brief summary of the federal income tax treatment that will apply generally to an Award made under the 2002 Equity Incentive Plan is based on federal income tax laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. The exact federal income tax treatment of an Award will depend on the specific nature of the Award. Such an Award may, depending on the conditions applicable to the Award, be taxable as an option, as restricted or unrestricted stock, as a stock or cash payment, or otherwise. Furthermore, the discussion below does not address the tax treatment under state and/or local tax laws, and such tax laws may not correspond to the federal tax treatment described herein. The following information is included in this Proxy Statement for the information of stockholders of the Company considering whether to approve the 2002 Equity Incentive Plan and not as tax guidance to participants in the 2002 Equity Incentive Plan. A recipient of an Award should not rely on this brief summary of the general federal income tax rules for individual tax advice, as each recipient’s situation and the consequences of any particular transaction will vary depending upon the specific facts and circumstances involved. Each recipient is advised to consult with his or her own tax advisor for particular federal, as well as state and local, income and any other tax advice.

Incentive Stock Options.    Pursuant to the 2002 Equity Incentive Plan, employees may be granted options which are intended to qualify as ISOs under the provisions of Section 422 of the Code. Generally, the optionee is not taxed and the Company is not entitled to a deduction on the grant or the exercise of an ISO. However, if the optionee sells the shares acquired upon the exercise of an ISO (“ISO Shares”) at any time within (i) one year after the date of transfer of ISO Shares to the optionee pursuant to the exercise of such ISO, or (ii) two years after the date of grant of such ISO, then (a) the optionee will recognize capital gain equal to the excess, if any, of the sales price over the fair market value of the ISO Shares on the date of exercise, (b) the optionee will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the ISO Shares on the date of exercise, over the exercise price paid for such ISO Shares, (c) the optionee will recognize capital loss equal to the excess, if any, of the exercise price paid for the ISO Shares over the sales price of the ISO Shares, and (d) the Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by the optionee. If the optionee sells the ISO Shares at any time after the optionee has held the ISO Shares for at least (i) one year after the date of transfer of the ISO Shares to the optionee pursuant to the exercise of the ISO, and (ii) two years after the date of grant of the ISO, then the optionee will recognize capital gain or loss equal to the difference between the sales price and the exercise price paid for the ISO Shares, and the Company will not be entitled to any deduction.

The amount by which the fair market value of the ISO Shares received upon exercise of an ISO (determined as of the date of exercise) exceeds the exercise price paid for such ISO Shares will be included as a positive adjustment in the calculation of an optionee’s “alternative minimum taxable income” (“AMTI”) in the year of exercise. The “alternative minimum tax” imposed on individual taxpayers is generally equal to the amount by which 28% (26% of AMTI below certain amounts) of the individual’s AMTI (reduced by certain exemption amounts) exceeds his or her regular income tax liability for the year.

Nonqualified Stock Options.    The grant of an option which does not qualify for treatment as an ISO (a “Nonqualified Stock Option”) is generally not a taxable event for the optionee. Upon exercise of the option, the optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise (determined as of the date of the exercise) over the exercise price paid for such stock, and the Company will generally be entitled to a tax deduction equal to such amount. See “—Special Rules for Incentive Awards Granted to Insiders,” immediately below.

Special Rules for Incentive Awards Granted to Insiders.    If a recipient of an Award is an “insider” (a director, officer or other individual subject to Section 16 of the Exchange Act), the recipient may be required to defer determination of the amount of income and the timing of income recognition in connection with an Award under the 2002 Equity Incentive Plan, and the beginning of the holding period for any shares the recipient receives, until the expiration of any period during which the recipient would be restricted from disposing of any shares the recipient received. The recipient will not be required to defer these determinations if the recipient makes a valid election under Section 83(b) of the Code (an “83(b) Election”). If a recipient is an insider, the recipient is advised to consult a tax advisor to determine the tax consequences of exercising options granted to the recipient under the 2002 Equity Incentive Plan.

Restricted Stock.    An Award under the 2002 Equity Incentive Plan may also include the grant of Common Stock that imposes certain restrictions on the recipient’s rights to the stock (“Restricted Stock”). Unless the recipient makes an 83(b) Election as discussed above within 30 days after the receipt of the Restricted Stock, the recipient generally will not be taxed on the receipt of Restricted Stock until the restrictions on such stock expire or are removed. When the restrictions expire or are removed, the recipient will recognize ordinary income (and the Company will generally be entitled to a deduction) in an amount equal to the excess of the fair market value of the stock at that time over the purchase price, if any, paid for such stock. However, if the recipient makes an 83(b) Election within 30 days of the receipt of Restricted Stock, he or she will recognize ordinary income (and the Company will generally be entitled to a deduction) equal to the excess of the fair market value of the stock on the date of receipt (determined without regard to vesting restrictions) over the purchase price, if any, paid for such stock.

Stock Appreciation Rights and Phantom Stock.    Recipients of stock appreciation rights (“SARs”) and phantom stock awards (“Phantom Stock”) generally do not recognize income upon the grant of such rights. When a recipient receives payment pursuant to a SAR or Phantom Stock, the recipient recognizes ordinary income in an amount equal to the cash and fair market value of shares of Common Stock received, and the Company is generally entitled to a deduction equal to such amount.

Stock Bonuses, Dividends, and Dividend Equivalents.    The issuance of shares of Common Stock to eligible persons as bonuses for services rendered (“Stock Bonuses”), and the payment of dividends and dividend equivalent payments are taxable as ordinary income when actually or constructively received by the recipient. As to a Stock Bonus, the amount taxable as ordinary income is the aggregate fair market value of the Common Stock determined as of the date received. The Company is generally entitled to deduct the amount of a Stock Bonus, dividends, and dividend equivalent payments.

Miscellaneous Tax Issues.    An Award may be granted under the 2002 Equity Incentive Plan which does not fall clearly into the categories described above. The federal income tax treatment of such an Award will depend upon the specific terms of such Award. Generally, the Company will be required to make arrangements for withholding applicable taxes with respect to any ordinary income recognized by a participant in connection with an Award made under the 2002 Equity Incentive Plan.

With certain exceptions, an individual may not deduct investment-related interest to the extent such interest exceeds the individual’s net investment income for the year. Investment interest generally includes interest paid on indebtedness incurred to purchase shares of Common Stock. Interest disallowed under this rule may be carried forward to and deducted in later years, subject. to the same limitations.

A holder’s tax basis in Common Stock acquired pursuant to the 2002 Equity Incentive Plan generally will equal the amount paid for the Common Stock plus any amount recognized as ordinary income with respect to such stock. Any capital gain or loss recognized with respect to an Award will be treated as long-term or short-term capital gain or loss, depending on the holder’s holding period.

Special rules will apply in cases where a recipient of an Award pays the exercise or purchase price of the Award or applicable withholding tax obligations under the 2002 Equity Incentive Plan by delivering previously owned shares of Common Stock or by reducing the amount of shares otherwise issuable pursuant to the Award. A recipient of an Award who contemplates taking any such action should consult with his or her tax advisors regarding the tax consequences of such action.

The term of the agreements pursuant to which specific Awards are made to employees under the 2002 Equity Incentive Plan may provide for accelerated vesting or payment of an Award in connection with a change in ownership or control of the Company. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute “excess parachute payments” under the “golden parachute” provisions of the Code. Pursuant to these provisions, a recipient will be subject to a 20% excise tax on any “excess parachute payments” and the Company will be denied any deduction with respect to such payment. A recipient of an Award should consult his or her tax advisors as to whether accelerated vesting of an Award in connection with a change of ownership or control of the Company would give rise to an excess parachute payment.

The Company generally obtains a deduction equal to the ordinary income recognized by the recipient of an Award. The Company’s deduction for such amounts (including amounts attributable to any ordinary income recognized with respect to ISOs, Nonqualified Stock Options, or Restricted Stock), however, may be limited under Section 162(m) of the Code to $1,000,000 per person per taxable year in the case of ordinary income recognized by the Company’s Chief Executive Officer and its four other most highly compensated officers.

Termination.    The 2002 Equity Incentive Plan will terminate in 2012 unless the 2002 Equity Incentive Plan automatically terminates pursuant to a Change in Control.

Participation in the 2002 Equity Incentive Plan

Participation in the 2002 Equity Incentive Plan is at the discretion of the Compensation Committee. On October 1, 2002, the Compensation Committee granted Mr. Thomas, Chairman of the Board of Directors, his regularly-scheduled quarterly grant of 1,565 Nonqualified Stock Options, which grant is subject to stockholder approval of the 2002 Equity Incentive Plan at the Annual Meeting. Mr. Thomas’ options have a ten-year term, expiring on October 1, 2012, and have an exercise price of $34.05, based on the closing sale price of the Common Stock, as reported on the Nasdaq National Market on October 1, 2002. Mr. Thomas’ options will not be exercisable until October 1, 2003, and the issuance and exercise of such options are subject to the federal income tax treatment set forth above under “APPROVAL OF 2002 EQUITY INCENTIVE PLAN—Federal Income Tax Treatment—Nonqualified Stock Options.” The “Dollar Value” of Mr. Thomas’ options is equal to $5,947, representing the product of (i) the positive spread between the exercise price of each option, $34.05, and the closing price of the Common Stock on the Record Date, $30.25, and (ii) 1,565. The maximum benefit received by Mr. Thomas cannot be determined because the future performance of the Company’s Common Stock is unknown at this time.

Awards granted in the future by the Compensation Committee under the 2002 Equity Incentive Plan could be on materially different terms than the Nonqualified Stock Options granted to Mr. Thomas. The

Compensation Committee does not anticipate making any further grants of Awards under the 2002 Equity Incentive Plan to any of its directors, director nominees, current executive officers or other employees prior to the Annual Meeting. Accordingly, future participation by directors, director nominees, current executive officers and other employees under the 2002 Equity Incentive Plan is not determinable.

Vote Required

The affirmative vote of the holders of a majority of shares of the Common Stock represented and voting, in person or by proxy, at the Annual Meeting is required to approve the 2002 Equity Incentive Plan. Proxies solicited by the Board of Directors will be voted in favor of the 2002 Plan unless stockholders specify otherwise in the proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE QUAKER CITY BANCORP, INC. 2002 EQUITY INCENTIVE PLAN.

EQUITY COMPENSATION PLAN INFORMATION

Securities Available for Issuance Under Our Equity Compensation Plans

The following table gives information with respect to the Company’s equity compensation plans as of June 30, 2002, which plans were as follows: the Company’s 1993 Incentive Stock Option Plan and the Company’s 1997 Stock Incentive Plan. The table below does not include the additional 326,553 shares of Common Stock that will be available for awards under the Company’s 2002 Equity Incentive Plan since such Plan has not yet been approved by the Company’s stockholders.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:
1993 Management Option Plan	128,713	$3.840	0
Directors’ Stock Option Plan	82,323	$5.891	0
1997 Stock Incentive Plan	646,019	$17.464	0	(1)
Equity compensation plans not approved by security holders	None	N/A	N/A
Total	857,055	$14.306	0

(1)	On July 27, 2002, the 1997 Stock Incentive Plan expired and, as of such date, the Company is not permitted to grant any further awards thereunder.

THE COMPANY’S RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP has been the independent certified public accounting firm for the Bank since 1969 and for the Company since commencement of its business operations following the Conversion of the Bank from mutual to stock form on December 30, 1993. No independent accountant has been selected as of the date of this Proxy Statement since the Company’s Audit Committee has not yet completed its selection procedures. Representatives of KPMG LLP are expected to attend the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit Fees.    The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company’s financial statements for the fiscal year ended June 30, 2002 and the interim reviews of the financial statements included in the Company’s Forms 10-Q for fiscal year 2002 were approximately $108,500.

Financial Information Systems Design and Implementation Fees.    KPMG LLP did not bill the Company for any Financial Information Systems Design and Implementation services for fiscal year 2002.

All Other Fees.    KPMG LLP billed the Company an aggregate of approximately $37,080 for tax services rendered during fiscal year 2002.

The Audit Committee considered the provision by KPMG LLP of the services described under “All Other Fees” above, and determined that the provision of such services was compatible with maintaining the independence of KPMG LLP as the Company’s accountants.

STOCKHOLDERS’ PROPOSALS

Any stockholder of the Company wishing to have a proposal considered for inclusion in the Company’s proxy solicitation materials relating to the Company’s 2003 annual meeting of stockholders must give notice of such proposal in writing to the Corporate Secretary of the Company at its principal executive offices and such notice must be received on or before June 12, 2003. The notice must comply with Section 6 of Article I of the Company’s bylaws (a copy of which is available upon request to the Corporate Secretary of the Company), which section requires that the notice contain a brief description of such proposal and the reason for conducting such business at the annual meeting, the name and address, as they appear on the Company’s books, of the stockholder making such proposal, the number of shares of Common Stock beneficially owned by such stockholder and any material interest of such stockholder in such proposal. The Board of Directors will review proposals from eligible stockholders which it receives by that date and will determine whether any such proposal will be included in its 2003 proxy solicitation materials. An eligible stockholder is one who upon submission of the proposal is the record or beneficial owner of at least 1% or $1,000 in market value of securities entitled to vote at the 2003 annual meeting of stockholders, who has held such securities for at least one year and who shall continue to own such securities through the date on which the meeting is held.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

In December, 2000, the SEC adopted new rules concerning the delivery of annual reports and proxy statements. The new rules permit the Company to send a single set of the annual report and the proxy statement to any household at which two or more stockholders reside if the Company believes they are members of the same family. Each stockholder will continue to receive a separate proxy card or, in the case of shares of stock held in a street name account, a separate voting instruction form. This procedure, referred to as “householding,” reduces the volume of duplicate information you receive and reduces the Company’s expenses. The Company is contemplating whether to institute this procedure for all relevant accounts for the 2003 annual meeting of stockholders. If the Company decides to institute this procedure, you will be sent a separate written notice which will further explain the details of householding. However, even after implementation of householding procedures, upon your written or oral request, the Company will deliver a separate copy of the annual report or proxy statement, as applicable, to you at a shared address to which a single copy of the document was delivered.

A number of brokerage firms have already instituted householding. If your family holds the Company’s Common Stock in multiple accounts, you may have received a householding notification from your broker. Please contact your broker directly if you have questions, require additional copies of this Proxy Statement or the Company’s Annual Report, or wish to revoke your decision to household, and thereby receive multiple reports.

OTHER MATTERS

At the time of preparation of this Proxy Statement, the Board of Directors of the Company was not aware of any other matters to be brought before the Annual Meeting. No eligible stockholder had submitted notice of any proposal 90 days before the date of the Annual Meeting. However, if any other matters are properly presented for action, in the absence of instructions to the contrary, it is the intention of the persons named in the enclosed form of proxy to vote, or refrain from voting, in accordance with their respective best judgment on such matters.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act (“Section 16”) and the rules promulgated thereunder and requirements of the NASD, officers and directors of the Company and persons who beneficially own more than 10% of the Common Stock of the Company are required to file with the SEC and the NASD and furnish to the Company reports of ownership and change in ownership with respect to all equity securities of the Company.

Based solely on its review of the copies of such reports received by it during or with respect to the fiscal year ended June 30, 2002 and/or written representations from such reporting persons, the Company believes that all reports required to be filed by such reporting persons during or with respect to the fiscal year ended June 30, 2002 were timely filed.

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report to Stockholders for the fiscal year ended June 30, 2002, including audited financial statements, is being mailed to stockholders along with these proxy materials. This year’s Annual Report to Stockholders includes the Annual Report on Form 10-K as filed with the SEC. Exhibits to the Annual Report on Form 10-K may be obtained from the Company upon payment of the Company’s reasonable expenses to furnish such exhibits. To obtain any such exhibits, contact Kathryn M. Hennigan, Corporate Secretary, Quaker City Bancorp, Inc., 7021 Greenleaf Avenue, Whittier, California 90602.

By order of the Board of Directors

KATHRYN M. HENNIGAN
Corporate Secretary

Whittier, California
October 9, 2002

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote your shares. Accordingly, please contact the person responsible for your account and give instructions for your shares to be voted.

If you have any questions, or have any difficulty voting your shares, please contact Morrow & Co. by calling 1-800-662-5200.

APPENDIX A

QUAKER CITY BANCORP, INC.

2002 EQUITY INCENTIVE PLAN

NOVEMBER 20, 2002

QUAKER CITY BANCORP, INC.
2002 EQUITY INCENTIVE PLAN
NOVEMBER 20, 2002

i

ii

QUAKER CITY BANCORP, INC.
2002 EQUITY INCENTIVE PLAN

ARTICLE I
PURPOSE OF PLAN

The Company has adopted this Plan to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company’s stockholders. Capitalized terms not otherwise defined herein have the meanings ascribed to them in Article VIII.

ARTICLE II
EFFECTIVE DATE AND TERM OF PLAN

2.1    Term of Plan.

This Plan became effective as of the Effective Date and will continue in effect until the earlier of (a) the Expiration Date, or (b) the date of any Plan termination pursuant to the provisions in Section 7.1, at which time this Plan will automatically terminate.

2.2    Effect on Awards.

Awards may be granted only during the Plan Term, but each Award properly granted during the Plan Term will remain in effect after the Expiration Date until such Award has been exercised, terminated or expired in accordance with its terms and the terms of this Plan.

2.3    Stockholder Approval.

This Plan shall be approved by the Company’s stockholders. The effectiveness of any Awards granted prior to such stockholder approval shall be subject to such stockholder approval.

ARTICLE III
SHARES SUBJECT TO PLAN

3.1    Number of Shares.

The maximum number of shares of Common Stock that may be issued pursuant to Awards under this Plan is 326,428, subject to adjustment as set forth in Section 3.4.

3.2    Source of Shares.

The Common Stock to be issued under this Plan will be made available, at the discretion of the Administrator, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including without limitation shares purchased on the open market.

1

3.3    Availability of Unused Shares.

Shares of Common Stock subject to unexercised portions of any Award that expire, terminate or are canceled, and shares of Common Stock issued pursuant to an Award that are reacquired by the Company pursuant to this Plan or the terms of the Award under which such shares were issued, will again become available for the grant of further Awards under this Plan as part of the shares available under Section 3.1. However, if the exercise price of, or withholding taxes incurred in connection with, an Award is paid with shares of Common Stock, or if shares of Common Stock otherwise issuable pursuant to Awards are withheld by the Company in satisfaction of an exercise price or the withholding taxes incurred in connection with any exercise or vesting of an Award, then the number of shares of Common Stock available for issuance under the Plan will be reduced by the gross number of shares for which the Award is exercised or for which the Award vests, as applicable, and not by the net number of shares of Common Stock issued to the holder of such Award.

3.4    Adjustment Provisions.

(a)  Adjustments.    Subject to Section 3.4(e), if the Company consummates any Reorganization in which holders of shares of Common Stock are entitled to receive in respect of such shares any additional shares or new or different shares or securities, cash or other consideration (including, without limitation, a different number of shares of Common Stock), or if the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, combination, stock dividend, stock split, reverse stock split, spin-off, or similar transaction then, subject to Section 7.1, an appropriate and proportionate adjustment may be made by the Administrator in its discretion in: (i) the maximum number and kind of shares subject to this Plan as provided in Section 3.1; (ii) the number and kind of shares or other securities subject to then outstanding Awards; and/or (iii) the price for each share or other unit of any other securities subject to, or measurement criteria applicable to, then outstanding Awards.

(b)  No Fractional Interests.    No fractional interests will be issued under the Plan resulting from any adjustments.

(c)  Adjustments Related to Company Stock.    To the extent any adjustments relate to stock or securities of the Company, such adjustments will be made by the Administrator, whose determination in that respect will be final, binding and conclusive.

(d)  Right to Make Adjustment.    The grant of an Award will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

(e)  Limitations.    Notwithstanding anything to the contrary herein, no adjustment to the terms of an Incentive Stock Option may be made unless such adjustment either: (i) would not cause the Option to lose its status as an Incentive Stock Option; or (ii) is agreed to in writing by the Administrator and the Recipient.

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3.5    Reservation of Shares.

The Company will at all times reserve and keep available shares of Common Stock equaling at least the total number of shares of Common Stock issuable pursuant to all outstanding Awards.

ARTICLE IV
ADMINISTRATION OF PLAN

4.1    Administrator.

(a)  Plan Administration.    Subject to the provisions of Section 4.1(b), this Plan will be administered by the Board and may also be administered by the Compensation Committee of the Board appointed pursuant to Section 4.1(b).

(b)  Administration by Compensation Committee.    The Board in its sole discretion may from time to time appoint a Compensation Committee of not less than two (2) Board members with authority to administer this Plan in whole or part and, subject to applicable law, to exercise any or all of the powers, authority and discretion of the Board under this Plan. As long as the Board has delegated authority to administer this Plan to the Compensation Committee and the Company has a class of equity securities registered under Section 12 of the Exchange Act, this Plan may be administered by a Compensation Committee of not less than two (2) Board members appointed by the Board in its sole discretion from time to time, each of whom is (i) a Non-Employee Director, and (ii) an “Outside Director” as defined in the regulations adopted under Section 162(m) of the IRC. The Board may from time to time increase or decrease (but not below two (2)) the number of members of the Compensation Committee, remove from membership on the Compensation Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Compensation Committee, whether caused by removal, resignation or otherwise. Unless otherwise required by this Section 4.1(b), the Board may disband the Compensation Committee at any time.

4.2    Authority of Administrator.

(a)  Authority to Interpret Plan.    Subject to the express provisions of this Plan, the Administrator will have the power to implement, interpret and construe this Plan and any Awards and Award Documents or other documents defining the rights and obligations of the Company and Recipients hereunder and thereunder, to determine all questions arising hereunder and thereunder, and to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable. The interpretation and construction by the Administrator of any provisions of this Plan or of any Award or Award Document, and any action taken by, or inaction of, the Administrator relating to this Plan or any Award or Award Document, will be within the discretion of the Administrator and will be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Administrator may act in its discretion in matters related to this Plan and any and all Awards and Award Documents.

(b)  Authority to Grant Awards.    Subject to the express provisions of this Plan, the Administrator may from time to time in its discretion select the Eligible Persons to whom,

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and the time or times at which, Awards will be granted or sold, the nature of each Award, the number of shares of Common Stock or the number of rights that make up or underlie each Award, the exercise price and period (if applicable) for the exercise of each Award, and such other terms and conditions applicable to each individual Award as the Administrator may determine. Any and all terms and conditions of Awards may be established by the Administrator without regard to existing Awards or other grants and without incurring any obligation of the Company in respect of subsequent Awards. The Administrator may grant at any time new Awards to an Eligible Person who has previously received Awards or other grants (including other stock options) regardless of the status of such other Awards or grants. The Administrator may grant Awards singly or in combination or in tandem with other Awards as it determines in its discretion.

(c)  Procedures.    Subject to the Company’s charter or bylaws or any Board resolution conferring authority on the Compensation Committee, any action of the Administrator with respect to the administration of this Plan must be taken pursuant to a majority vote of the authorized number of members of the Administrator or by the unanimous written consent of its members; provided, however, that (i) if the Administrator is the Compensation Committee and consists of two (2) members, then actions of the Administrator must be unanimous, and (ii) actions taken by the Board will be valid if approved in accordance with applicable law.

4.3    No Liability.

No member of the Board or the Compensation Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award except in circumstances constituting bad faith of such member.

4.4    Amendments.

(a)  Plan Amendments.    The Administrator may at any time and from time to time in its discretion, insofar as permitted by applicable law, rule or regulation and subject to Section 4.4(c), suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards, including those granted before such revision or amendment. Without limiting the generality of the foregoing, the Administrator is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including the Securities Act, the Exchange Act, the IRC, or the rules of any exchange or market system upon which the Common Stock is listed or trades, or any rules or regulations promulgated thereunder. Except as provided in Section 4.4(c), no stockholder approval of any amendment or revision will be required unless such approval is required by applicable law, rule or regulation.

(b)  Award Amendments.    The Administrator may at any time and from time to time in its discretion, but subject to Section 4.4(c) and Section 6.1(c) and compliance with applicable statutory or administrative requirements, accelerate or extend the vesting or exercise period of any Award as a whole or in part, and make such other modifications in the terms and conditions of an Award as it deems advisable, provided, however, that any repricing, reduction or modification of the exercise price of a Stock Option by the Administrator is subject to Section 5.16.

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(c)  Limitation.    Except as otherwise provided in this Plan or in the applicable Award Document, no amendment, revision, suspension or termination of this Plan or an outstanding Award that would cause an Incentive Stock Option to cease to qualify as such or that would alter, impair or diminish in any material respect any rights or obligations under any Award theretofore granted under this Plan may be effected without the written consent of the Recipient to whom such Award was granted.

4.5    Other Compensation Plans.

The adoption of this Plan will not affect any other stock option, restricted stock, incentive or other compensation plans in effect from time to time for the Company, and this Plan will not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by stockholders.

4.6    Plan Binding on Successors.

This Plan will be binding upon the successors and assigns of the Company.

4.7    References to Successor Statutes, Regulations and Rules.

Any reference in this Plan to a particular statute, regulation or rule will also refer to any successor provision of such statute, regulation or rule.

4.8    Issuances for Compensation Purposes Only.

This Plan constitutes an “employee benefit plan” as defined in Rule 405 promulgated under the Securities Act. Awards to eligible employees or directors shall be made for any lawful consideration, including compensation for services rendered, promissory notes or otherwise. Awards to consultants and advisors shall be made only in exchange for bona fide services rendered by such consultants or advisors and such services must not be in connection with the offer and sale of securities in a capital-raising transaction.

4.9    Invalid Provisions.

In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability is not to be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions are to be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

4.10    Governing Law.

This Plan will be governed by and interpreted in accordance with the internal laws of the State of California, without giving effect to the principles of the conflicts of laws thereof.

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4.11    Interpretation.

Headings herein are for convenience of reference only, do not constitute a part of this Plan, and will not affect the meaning or interpretation of this Plan. References herein to Sections or Articles are references to the referenced Section or Article hereof, unless otherwise specified.

ARTICLE V
GENERAL AWARD PROVISIONS

5.1    Participation in Plan.

(a)  Eligibility to Receive Awards. A person is eligible to receive grants of Awards if, at the time of the grant of the Award, such person is an Eligible Person or has received an offer of employment from the Company, provided, however, that Awards granted to a person who has received an offer of employment will terminate and be forfeited without consideration if the employment offer is not accepted within such time as may be specified by the Company. Status as an Eligible Person will not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

(b)  Eligibility to Receive Incentive Stock Options. Incentive Stock Options may be granted only to Eligible Persons meeting the employment requirements of Section 422 of the IRC.

(c)  Awards to Foreign Nationals. Notwithstanding anything to the contrary herein, the Administrator may, in order to fulfill the purposes of this Plan, modify grants of Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

5.2    Award Documents.

Each Award must be evidenced by an agreement duly executed on behalf of the Company and by the Recipient or, in the Administrator’s discretion, a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to the Award as the Administrator may in its discretion determine. Awards will not be deemed made or binding upon the Company, and Recipients will have no rights thereto, until such an agreement is entered into between the Company and the Recipient or such a memorandum is delivered by the Company to the Recipient, but an Award may have an effective date prior to the date of such an agreement or memorandum. Award Documents may be (but need not be) identical and must comply with and be subject to the terms and conditions of this Plan, a copy of which will be provided to each Recipient and incorporated by reference into each Award Document. Any Award Document may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administrator. In case of any conflict between this Plan and any Award Document, this Plan shall control.

5.3    Payment For Awards.

(a)  Payment of Exercise Price. The exercise price or other payment for an Award is payable upon the exercise of a Stock Option or upon other purchase of shares pursuant

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to an Award granted hereunder by delivery of legal tender of the United States or payment of such other consideration as the Administrator may from time to time deem acceptable in any particular instance; provided, however, that the Administrator may, in the exercise of its discretion, allow exercise of an Award in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise.

(b)  Company Assistance. The Company may assist any person to whom an Award is granted (including, without limitation, any officer or director of the Company) in the payment of the purchase price or other amounts payable in connection with the receipt or exercise of that Award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (if any) as may be consistent with applicable law and approved by the Administrator. In case of such a loan, the Administrator may require that the exercise be followed by a prompt sale of some or all of the underlying shares and that a portion of the sale proceeds be dedicated to full payment of the exercise price and amounts required pursuant to Section 5.10.

(c)  Cashless Exercise. If permitted in any case by the Administrator in its discretion, the exercise price for Awards may be paid by capital stock of the Company delivered in transfer to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administrator; or retained by the Company from the stock otherwise issuable upon exercise or surrender of vested and/or exercisable Awards or other equity awards previously granted to the Recipient and being exercised (if applicable) (in either case valued at Fair Market Value as of the exercise date); or such other consideration as the Administrator may from time to time in the exercise of its discretion deem acceptable in any particular instance.

(d)  No Precedent. Recipients will have no rights to the assistance described in Section 5.3(b) or the exercise techniques described in Section 5.3(c), and the Company may offer or permit such assistance or techniques on an ad hoc basis to any Recipient without incurring any obligation to offer or permit such assistance or techniques on other occasions or to other Recipients.

5.4    No Employment Rights.

Nothing contained in this Plan (or in Award Documents or in any other documents related to this Plan or to Awards) will confer upon any Eligible Person or Recipient any right to continue in the employ of or engagement by the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person’s compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause. Except as expressly provided in this Plan or in any statement evidencing the grant of an Award, the Company has the right to deal with each Recipient in the same manner as if this Plan and any such statement evidencing the grant of an Award did not exist, including, without limitation, with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient. Unless otherwise set forth in a written agreement binding upon the Company or an Affiliated Entity, all employees of the

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Company or an Affiliated Entity are “at will” employees whose employment may be terminated by the Company or the Affiliated Entity at any time for any reason or no reason, without payment or penalty of any kind. Any question(s) as to whether and when there has been a termination of a Recipient’s employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of an Award pursuant to this Plan will be determined by the Administrator and the Administrator’s determination thereof will be final and binding.

5.5    Restrictions Under Applicable Laws and Regulations.

(a)  Government Approvals. All Awards will be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the securities subject to Awards granted under this Plan upon any securities exchange or interdealer quotation system or under any federal, state or foreign law, or the consent or approval of any governmental or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Company. During the term of this Plan, the Company will use its reasonable efforts to seek to obtain from the appropriate governmental and regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as is sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain any such qualifications, consents, approvals or authorizations will relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such qualifications, consents, approvals or authorizations pertain.

(b)  No Registration Obligation; Recipient Representations. The Company will be under no obligation to register or qualify the issuance of Awards or underlying securities under the Securities Act or applicable state securities laws. Unless the issuance of Awards and underlying securities have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Awards or underlying securities unless the Awards and underlying securities may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administrator may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company and upon which the Company may reasonably rely, that such Recipient is acquiring such Awards and underlying securities for such Recipient’s own account as an investment and not with a view to, or for sale in connection with, the distribution of any such securities, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if securities are issued without registration, a legend to this effect (together with any other legends deemed appropriate by the Administrator) may be endorsed upon the securities so issued, and to the effect of any additional representations that are appropriate in light of applicable securities laws and rules. The Company may also order its transfer agent to stop transfers of such shares. The Administrator may also require the Recipient to provide the Company such information and other documents as the Administrator may request

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in order to satisfy the Administrator as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

5.6    Additional Conditions.

Any Award may be subject to such provisions (whether or not applicable to any other Award or Recipient) as the Administrator deems appropriate, including without limitation provisions for the forfeiture of or restrictions on resale or other disposition of securities of the Company acquired under this Plan, provisions giving the Company the right to repurchase securities of the Company acquired under this Plan in the event the Recipient leaves the Company for any reason or elects to effect any disposition thereof, and provisions to comply with federal and state securities laws.

5.7    No Privileges Regarding Stock Ownership or Specific Assets.

Except as otherwise set forth herein, a Recipient or a permitted transferee of an Award will have no rights as a stockholder with respect to any shares issuable or issued in connection with the Award until the Recipient has delivered to the Company all amounts payable and performed all obligations required to be performed in connection with the exercise of the Award and the Company has issued such shares. No person will have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto is to be construed to create a trust of any kind or a fiduciary relationship between the Company and any person. To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

5.8    Nonassignability.

No Award is assignable or transferable except: (a) by will or by the laws of descent and distribution; or (b) subject to the final sentence of this Section 5.8, upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Administrator on a case-by-case basis and under circumstances that would not adversely affect the interests of the Company, transfers for estate planning purposes or pursuant to a nominal transfer that does not result in a change in beneficial ownership. Subject to the final sentence of this Section 5.8, during the lifetime of a Recipient, an Award granted to such person will be exercisable only by the Recipient (or the Recipient’s permitted transferee) or such person’s guardian or legal representative. Notwithstanding the foregoing, Stock Options intended to be treated as Incentive Stock Options (or other Awards subject to transfer restrictions under the IRC) (i) may not be assigned or transferred in violation of Section 422(b)(5) of the IRC or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer; and (ii) will be exercisable during a Recipient’s lifetime only by the Recipient.

5.9    Information To Recipients.

(a)  Provision of Information. The Administrator in its sole discretion may determine what, if any, financial and other information is to be provided to Recipients and when

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such financial and other information is to be provided after giving consideration to applicable federal and state laws, rules and regulations, including, without limitation, applicable federal and state securities laws, rules and regulations.

(b)  Confidentiality. The furnishing of financial and other information that is confidential to the Company is subject to the Recipient’s agreement to maintain the confidentiality of such financial and other information, and not to disclose or use the information for any purpose other than evaluating the Recipient’s position under this Plan. The Administrator may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient’s obligations under this Section 5.9(b) (which acknowledgment is not to be a condition to Recipient’s obligations under this Section 5.9(b)).

5.10    Withholding Taxes.

Whenever the granting, vesting or exercise of any Award, or the issuance of any Common Stock or other securities upon exercise of any Award or transfer thereof, gives rise to tax or tax withholding liabilities or obligations, the Administrator will have the right as a condition thereto to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements arising in connection therewith. The Administrator may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the stock otherwise issuable in connection with an Award, in each case valued at Fair Market Value as of the date of such delivery or withholding, as the case may be.

5.11    Legends on Awards and Stock Certificates.

Each Award Document and each certificate representing securities acquired upon vesting or exercise of an Award must be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Award Document and/or the certificate. The determination of which legends, if any, will be placed upon Award Documents or the certificates will be made by the Administrator in its discretion and such decision will be final and binding.

5.12    Effect of Termination of Employment on Awards.

(a)   Termination of Vesting. Notwithstanding anything to the contrary herein, but subject to Section 5.12(b), Awards will be exercisable by a Recipient (or the Recipient’s successor in interest) following such Recipient’s termination of employment or service only to the extent that installments thereof had become exercisable on or prior to the date of such termination.

(b)   Alteration of Vesting and Exercise Periods. Subject to Section 6.1(c) and notwithstanding anything to the contrary herein, the Administrator may in its discretion (i) designate shorter or longer periods following a Recipient’s termination of employment or service during which Awards may vest or be exercised; provided, however, that any shorter periods determined by the Administrator will be effective only if provided for in this Plan or the instrument that evidences the grant to the Recipient of the affected Award or if such shorter period is agreed to in writing by the Recipient, and (ii) accelerate the vesting of all or any portion

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of any Awards by increasing the number of shares purchasable at any time, without increasing the total number of shares subject to such Awards.

(c)   Leave of Absence.    In the case of any employee on an approved leave of absence, the Administrator may make such provision respecting continuance of Awards granted to such employee as the Administrator in its discretion deems appropriate, except that in no event will an Award be exercisable after the date such Award would expire in accordance with its terms had the Recipient remained continuously employed.

(d)   General Cessation.    Except as otherwise set forth in this Plan or an Award Document or as determined by the Administrator in its discretion, all Awards granted to a Recipient, and all of such Recipient’s rights thereunder, will terminate upon termination for any reason of such Recipient’s employment or service with the Company or any Affiliated Entity (or cessation of any other service relationship between the Recipient and the Company or any Affiliated Entity in place as of the date the Award was granted).

5.13    Lock-Up Agreements.

Each Recipient agrees as a condition to receipt of an Award that, in connection with any public offering by the Company of its equity securities and upon the request of the Company and the principal underwriter (if any) in such public offering, any shares of Common Stock acquired or that may be acquired upon exercise or vesting of an Award may not be sold, offered for sale, encumbered, or otherwise disposed of or subjected to any transaction that will involve any sales of securities of the Company, without the prior written consent of the Company or such underwriter, as the case may be, for a period of not more than 365 days after the effective date of the registration statement for such public offering. Each Recipient will, if requested by the Company or the principal underwriter, enter into a separate agreement to the effect of this Section 5.13.

5.14    Restrictions on Common Stock and Other Securities.

Common Stock or other securities of the Company issued or issuable in connection with any Award will be subject to all of the restrictions imposed under this Plan upon Common Stock issuable or issued upon exercise of Stock Options, except as otherwise determined by the Administrator.

5.15    Limits on Awards to Eligible Persons.

Notwithstanding any other provision of this Plan, no one Eligible Person shall be granted Awards with respect to more than 100,000 shares of Common Stock in any one calendar year. The limitation set forth in this Section 5.15 will be subject to adjustment as provided in Section 3.4 or under Section 7.1, but only to the extent such adjustment would not affect the status of compensation attributable to Awards as Performance-Based Compensation.

5.16    No Option Repricing.

Without the approval of the stockholders of the Company, the Company shall not reprice any Stock Options. For purposes of this Plan, the term “reprice” shall include (i) lowering the

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exercise price of previously awarded Stock Options within the meaning of Item 402(i) under Securities and Exchange Commission Regulation S-K, and (ii) canceling previously awarded Stock Options and granting in their place Stock Options having a lower exercise price.

ARTICLE VI
AWARDS

6.1    Stock Options.

(a)  Nature of Stock Options.    Stock Options may be Incentive Stock Options or Nonqualified Stock Options.

(b)  Option Exercise Price.    The exercise price for each Stock Option will be determined by the Administrator as of the date such Stock Option is granted.

(c)  Option Period and Vesting.    Stock Options granted hereunder will vest and may be exercised as determined by the Administrator; provided, however, that (i) no Stock Option shall first become exercisable within one calendar year from its date of grant, other than upon a Change in Control as set forth in Section 7.1, and (ii) any exercise of Stock Options after termination of the Recipient’s employment or service shall be subject to Section 5.12 and Section 6.1(e). Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as may be determined by the Administrator, but not later than 10 years after the date the Stock Option is granted and may be subject to earlier termination as provided herein or in the Award Document. Except as otherwise provided herein, a Stock Option will become exercisable, as a whole or in part, on the date or dates specified by the Administrator and thereafter will remain exercisable until the exercise, expiration or earlier termination of the Stock Option.

(d)  Exercise of Stock Options.    The exercise price for Stock Options will be paid as set forth in Section 5.3. No Stock Option will be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not fewer than 100 shares of Common Stock (or such other amount as may be set forth in the applicable Award Document) may be purchased at one time and Stock Options must be exercised in multiples of 100 unless the number purchased is the total number of shares for which the Stock Option is exercisable at the time of exercise. A Stock Option will be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the Recipient in the form of one of Exhibit A or Exhibit B hereto or such other form as the Company may specify from time to time, together with payment of the exercise price in accordance with Section 5.3 and any amounts required under Section 5.10 or, with permission of the Administrator, arrangement for such payment. Notwithstanding any other provision of this Plan, the Administrator may impose, by rule and/or in Award Documents, such conditions upon the exercise of Stock Options (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 and Rule 10b-5 under the Exchange Act, and any amounts required under Section 5.10, or any applicable section of or regulation under the IRC.

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(e)  Termination of Employment.

(i)  Termination for Just Cause.    Subject to Section 5.12 and except as otherwise provided in a written agreement between the Company or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment or service, in the event of a Just Cause Dismissal of a Recipient all of the Recipient’s unexercised Stock Options, whether or not vested, will expire and become unexercisable as of the date of such Just Cause Dismissal.

(ii)  Termination Other Than for Just Cause.    Subject to Section 5.12 and except as otherwise provided in a written agreement between the Company or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment or service, if a Recipient’s employment or service with the Company or any Affiliated Entity terminates for:

(A)  any reason other than for Just Cause Dismissal, death, Permanent Disability or normal retirement, the Recipient’s Stock Options, whether or not vested, will expire and become unexercisable as of the earlier of: (1) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed; and (2) 90 days after the date of termination of employment or service.

(B)  death, Permanent Disability or normal retirement, the Recipient’s unexercised Stock Options will, whether or not vested, expire and become unexercisable as of the earlier of: (1) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed; and (2) two years after the date of termination of employment or service.

(f)  Special Provisions Regarding Incentive Stock Options.    Notwithstanding anything herein to the contrary,

(i)  The exercise price and vesting period of any Stock Option intended to be treated as an Incentive Stock Option must comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that: (A) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Stockholder; and (B) that the Incentive Stock Option not be exercisable after the expiration of 10 years from the date of grant or the expiration of 5 years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

(ii) If for any reason other than death or Permanent Disability, the employment or service of a Recipient of Incentive Stock Options with the Company or any Affiliated Entity terminates, such Recipient’s Incentive Stock Options, whether or not vested, shall cease to qualify as such and will be treated as Nonqualified Stock Options as of the earlier of: (A) the date such Incentive Stock Options would expire in accordance with their terms had the Recipient remained employed with the Company or any Affiliated Entity; and (B) three months after the date of termination of the Recipient’s employment or service.

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(iii)  If as a result of death or Permanent Disability, the employment or service of a Recipient of Incentive Stock Options with the Company or any Affiliated Entity terminates, such Recipient’s Incentive Stock Options, whether or not vested, shall cease to qualify as such and will be treated as Nonqualified Stock Options as of the earlier of: (A) the date such Incentive Stock Options would expire in accordance with their terms had the Recipient remained employed with the Company or any Affiliated Entity; and (B) one year after the date of termination of the Recipient’s employment or service.

(iv)  The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Incentive Stock Options granted to any Recipient under this Plan (or any other plan of the Company or of any Parent Corporation or Subsidiary Corporation) may for the first time become exercisable as Incentive Stock Options under such plans during any one calendar year may not exceed $100,000.

(v)  Any Stock Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such will be treated as Nonqualified Stock Options. If the limit described in Section 6.1(f)(iv) is exceeded, the earliest granted Stock Options will be treated as Incentive Stock Options, up to such limit.

6.2    Performance Awards.

(a)    Grant of Performance Award.    The Administrator will determine in its discretion the pre-established, objective performance goals (which need not be identical and may be established on an individual or group basis) governing Performance Awards, the terms thereof, and the form and time of payment of Performance Awards.

(b)  Payment of Award.    Upon satisfaction of the conditions applicable to a Performance Award, payment will be made to the Recipient in cash, in shares of Common Stock valued at Fair Market Value as of the date payment is due, or in a combination of Common Stock and cash, as the Administrator in its discretion may determine.

(c)  Maximum Amount of Compensation.    The maximum amount payable pursuant to that portion of a Performance Award granted for any calendar year to any Recipient that is intended to satisfy the requirements for Performance-Based Compensation shall not exceed $1,000,000.

6.3    Restricted Stock.

(a)  Award of Restricted Stock.    The Administrator will determine the Purchase Price (if any), the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions will lapse.

(b)  Requirements of Restricted Stock.    All shares of Restricted Stock granted or sold pursuant to this Plan will be subject to the following conditions:

(i)  No Transfer.    The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

14

(ii)  Certificates.    The Administrator may require that the certificates representing Restricted Stock granted or sold to a Recipient remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

(iii)  Restrictive Legends.    Each certificate representing Restricted Stock granted or sold to a Recipient pursuant to this Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Administrator in its discretion deems necessary or appropriate to enforce such restrictions; and

(iv)  Other Restrictions.    The Administrator may impose such other conditions on Restricted Stock as the Administrator may deem advisable, including, without limitation, restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange or interdealer quotation system upon which such Restricted Stock or other securities of the Company are then listed or traded and under any blue sky or other securities laws applicable to such shares.

(c)  Lapse of Restrictions.    The restrictions imposed upon Restricted Stock will lapse in accordance with such terms or other conditions as are determined by the Administrator.

(d)  Rights of Recipient.    Subject to the provisions of Section 6.3(b) and any restrictions imposed upon the Restricted Stock, the Recipient will have all rights of a stockholder with respect to the Restricted Stock granted or sold to such Recipient under this Plan, including, without limitation, the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

(e)  Termination of Employment.    Unless the Administrator in its discretion determines otherwise, if a Recipient’s employment or service with the Company or any Affiliated Entity terminates for any reason, all of the Recipient’s Restricted Stock remaining subject to restrictions on the date of such termination of employment or service will be repurchased by the Company at the Purchase Price (if any) paid by the Recipient to the Company, without interest or premium, and otherwise returned to the Company without consideration.

6.4    Stock Appreciation Rights.

(a)  Granting of Stock Appreciation Rights.    The Administrator may at any time and from time to time approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Stock Options.

(b)  Stock Appreciation Rights Related to Options.

(i) A Stock Appreciation Right related to a Stock Option will entitle the holder of the related Stock Option, upon exercise of the Stock Appreciation Right, to surrender such Stock Option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 6.4(b)(iii). Such Stock Option will, to the extent surrendered, then cease to be exercisable.

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(ii)  A Stock Appreciation Right related to a Stock Option hereunder will be exercisable at such time or times, and only to the extent that, the related Stock Option is exercisable, and will not be transferable except to the extent that such related Stock Option may be transferable (and under the same conditions), will expire no later than the expiration of the related Stock Option, and may be exercised only when the market price of the Common Stock subject to the related Stock Option exceeds the exercise price of the Stock Option.

(iii)  Upon the exercise of a Stock Appreciation Right related to a Stock Option, the Recipient will be entitled to receive payment of an amount determined by multiplying: (A) the difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Stock Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or, in the case of a Stock Appreciation Right related to a Nonqualified Stock Option, as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (B) the number of shares as to which such Stock Appreciation Right is exercised.

(c)  Stock Appreciation Rights Unrelated to Options.    The Administrator may grant Stock Appreciation Rights unrelated to Stock Options. Section 6.4(b)(iii) will govern the amount payable at exercise under such Stock Appreciation Right, except that in lieu of an option exercise price the initial base amount specified in the Award shall be used.

(d)  Limits.    Notwithstanding the foregoing, the Administrator, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right.

(e)  Payments.    Payment of the amount determined under the foregoing provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the discretion of the Administrator, in cash or in a combination of cash and shares of Common Stock as the Administrator deems advisable. The Administrator has full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right. If the Administrator decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

6.5    Stock Payments.

The Administrator may approve Stock Payments to any Eligible Person on such terms and conditions as the Administrator may determine. Stock Payments will replace cash compensation at the Fair Market Value of the Common Stock on the date payment is due.

6.6    Dividend Equivalents.

The Administrator may grant Dividend Equivalents to any Recipient who has received a Stock Option, Stock Appreciation Right or other Award denominated in shares of Common Stock. Dividend Equivalents may be paid in cash, Common Stock or other Awards; the amount of Dividend Equivalents paid other than in cash will be determined by the Administrator by

16

application of such formula as the Administrator may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend Equivalent. Dividend Equivalents will be computed as of each dividend record date and will be payable to Recipients thereof at such time as the Administrator may determine. Notwithstanding the foregoing, if it is intended that an Award qualify as Performance-Based Compensation, and the amount of compensation the Recipient could receive under the Award is based solely on an increase in value of the underlying stock after the date of the grant or award, then the payment of any Dividend Equivalents related to the Award shall not be made contingent on the exercise of the Award.

6.7    Stock Bonuses.

The Administrator may issue Stock Bonuses to Eligible Persons on such terms and conditions as the Administrator may determine.

6.8    Stock Sales.

The Administrator may sell to Eligible Persons shares of Common Stock on such terms and conditions as the Administrator may determine.

6.9    Phantom Stock.

The Administrator may grant Awards of Phantom Stock to Eligible Persons. Phantom Stock is a cash payment measured by the Fair Market Value of a specified number of shares of Common Stock on a specified date, or measured by the excess of such Fair Market Value over a specified minimum, which may but need not include a Dividend Equivalent.

6.10    Other Stock-Based Benefits.

The Administrator is authorized to grant Other Stock-Based Benefits. Other Stock-Based Benefits are any arrangements granted under this Plan not otherwise described above that: (a) by their terms might involve the issuance or sale of Common Stock or other securities of the Company; or (b) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Common Stock or other securities of the Company.

ARTICLE VII
CHANGE IN CONTROL

7.1    Provision for Awards Upon Change in Control.

Unless otherwise set forth in an Award Document or in this Section 7.1, as of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) will automatically terminate unless: (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices or other measurement criteria, in which event this Plan and such

17

outstanding Awards will continue or be replaced, as the case may be, in the manner and under the terms so provided; or (b) the Board otherwise provides in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including, without limitation, (i) accelerating the vesting of outstanding Awards, and/or (ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 7.1, this Plan and the Awards terminate by reason of the occurrence of a Change in Control without provision for any of the action(s) described in clause (a) or (b) hereof, then subject to Section 5.12 and Section 6.1(e), any Recipient holding outstanding Awards will have the right, at such time prior to the consummation of the Change in Control as the Board designates, to exercise or receive the full benefit of the Recipient’s Awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

ARTICLE VIII
DEFINITIONS

Capitalized terms used in this Plan and not otherwise defined have the meanings set forth below:

“Administrator” means the Board as long as no Compensation Committee has been appointed and is in effect and also means the Compensation Committee to the extent that the Board has delegated authority thereto.

“Affiliated Entity” means any Parent Corporation of the Company or Subsidiary Corporation of the Company or any other entity controlling, controlled by, or under common control with the Company.

“Applicable Dividend Period” means (i) the period between the date a Dividend Equivalent is granted and the date the related Stock Option, SAR, or other Award is exercised, terminates, or is converted to Common Stock, or (ii) such other time as the Administrator may specify in the written instrument evidencing the grant of the Dividend Equivalent.

“Award” means any Stock Option, Performance Award, Restricted Stock, Stock Appreciation Right, Stock Payment, Stock Bonus, Stock Sale, Phantom Stock, Dividend Equivalent, or Other Stock-Based Benefit granted or sold to an Eligible Person under this Plan, or any similar award granted by the Company prior to the Effective Date and outstanding as of the Effective Date that is governed by this Plan.

“Award Document” means the agreement or confirming memorandum setting forth the terms and conditions of an Award.

“Board” means the Board of Directors of the Company.

“Change in Control” means the following and shall be deemed to occur if any of the following events occurs:

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(i)  Any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or

(ii)  Individuals who, as of the effective date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided, however, that any individual who becomes a director after the effective date hereof whose election, or nomination for election by the Company’s stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any person, entity or group (as defined above) having the power to exercise, through beneficial ownership, voting agreement and/or proxy, 20% or more of either the outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual’s election or nomination for election by the Company’s stockholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

(iii)  Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company’s assets or a Reorganization of the Company with any other person, corporation or other entity, other than

(A)  a Reorganization that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a Reorganization that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing 5% or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such Reorganization (or series of related transactions involving such a Reorganization), or

(B)  a Reorganization effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

(iv)  Approval by the stockholders of the Company or an order by a court of competent jurisdiction of a plan of liquidation of the Company.

“Common Stock” means the common stock of the Company, $0.01 par value per share, as constituted on the Effective Date, and as thereafter adjusted under Section 3.4.

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“Company” means Quaker City Bancorp, Inc., a Delaware corporation.

“Compensation Committee” means the compensation committee appointed by the Board to administer this Plan pursuant to Section 4.1.

“Dividend Equivalent” means a right granted by the Company under Section 6.6 to a holder of a Stock Option, Stock Appreciation Right or other Award denominated in shares of Common Stock to receive from the Company during the Applicable Dividend Period payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Stock Option, Stock Appreciation Right, or other Award.

“Effective Date” means November 20, 2002, the date this Plan was approved and adopted by the Company’s stockholders.

“Eligible Person” includes directors, including Non-Employee Directors, officers, employees, consultants and advisors of the Company or of any Affiliated Entity; provided, however, that in order to be Eligible Persons, consultants and advisors must render bona fide services to the Company or any Affiliated Entity that are not in connection with capital-raising.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expiration Date” means the 10th anniversary of the Effective Date.

“Fair Market Value” of a share of the Company’s capital stock as of a particular date means: (i) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the Nasdaq National Market), the closing sale price of the stock for such date on the primary exchange upon which the stock trades, as measured by volume, as published in The Wall Street Journal, or, if no sale price was quoted for such date, then as of the next preceding date on which such a sale price was quoted; or (ii) if the stock is not then listed on an exchange or the Nasdaq National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market on such date (in the case of (i) or (ii), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an Award is granted); or (iii) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administrator, provided, however, that (A) when appropriate, the Administrator in determining Fair Market Value of capital stock of the Company may take into account such other factors as it may deem appropriate under the circumstances, and (B) if the stock is traded on the Nasdaq SmallCap Market and both sales prices and bid and asked prices are quoted or available, the Administrator may elect to determine Fair Market Value under either clause (i) or (ii) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options must be determined in compliance with applicable provisions of the IRC. The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Administrator on the basis of such factors as it may deem appropriate.

“Incentive Stock Option” means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC, or any successor statute thereto.

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“IRC” means the Internal Revenue Code of 1986, as amended.

“Just Cause Dismissal” means a termination of a Recipient’s employment for any of the following reasons: (i) the Recipient violates any reasonable rule or regulation of the Board, the Company’s President or Chief Executive Officer or the Recipient’s superiors that results in damage to the Company or any Affiliated Entity or which, after written notice to do so, the Recipient fails to correct within a reasonable time not exceeding 15 days; (ii) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to the Recipient; (iii) any willful failure to perform the Recipient’s job as required to meet the objectives of the Company or any Affiliated Entity; (iv) any wrongful conduct of a Recipient which has an adverse impact on the Company or any Affiliated Entity or which constitutes a misappropriation of assets of the Company or any Affiliated Entity; (v) the Recipient’s performing services for any other person or entity that competes with the Company while the Recipient is employed by the Company without the written approval of the Chief Executive Officer of the Company; or (vi) any other conduct that the Administrator reasonably determines constitutes Just Cause for Dismissal; provided, however, that if a Recipient is party to an employment agreement with the Company or any Affiliated Entity providing for just cause dismissal (or some comparable concept) of Recipient from Recipient’s employment with the Company or any Affiliated Entity, “Just Cause Dismissal” for purposes of this Plan will have the same meaning as ascribed thereto or to such comparable concept in such employment agreement.

“Non-Employee Director” means a director of the Company who qualifies as a “Non-Employee Director” under Rule 16b-3 under the Exchange Act.

“Nonqualified Stock Option” means a Stock Option that is not an Incentive Stock Option.

“Other Stock-Based Benefits” means an Award granted under Section 6.10.

“Parent Corporation” means any Parent Corporation as defined in Section 424(e) of the IRC.

“Performance Award” means an Award under Section 6.2, payable in cash, Common Stock or a combination thereof, that vests and becomes payable over a period of time upon attainment of pre-established, objective performance goals established in connection with the grant of the Award. For this purpose, a pre-established, objective performance goal may include one or more of the following performance criteria: (a) cash flow, (b) earnings per share (including earnings before interest, taxes, and amortization), (c) return on equity, (d) total stockholder return, (e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating income or net operating income, (i) operating margin, (j) return on operating revenue, and (k) any other similar performance criteria.

“Performance-Based Compensation” means performance-based compensation as described in Section 162(m) of the IRC and the regulations issued thereunder. If the amount of compensation an Eligible Person will receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant or award, the Administrator, in order to qualify an Award as performance-based compensation under Section 162(m) of the IRC, can

21

condition the grant, award, vesting, or exercisability of such an Award on the attainment of a pre-established, objective performance goal including, but not limited to, those pre-established, objective performance goals described in the definition of Performance Award above.

“Permanent Disability” means that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of 3 consecutive months or 6 months in any 12-month period or such other period(s) as may be determined by the Administrator with respect to any Award, provided, however, that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 6.1(e), Permanent Disability shall mean “permanent and total disability” as defined in Section 22(e)(3) of the IRC.

“Person” means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (i) the Company and its subsidiaries, (ii) any employee stock ownership or other employee benefit plan maintained by the Company and (iii) an underwriter or underwriting syndicate that has acquired the Company’s securities solely in connection with a public offering thereof.

“Phantom Stock” means an Award granted under Section 6.9.

“Plan” means this 2002 Equity Incentive Plan of the Company.

“Plan Term” means the period during which this Plan remains in effect (commencing the Effective Date and ending on the Expiration Date).

“Purchase Price” means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Administrator (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

“Recipient” means a person who has received an Award.

“Reorganization” means any merger, consolidation or other reorganization.

“Restricted Stock” means Common Stock that is the subject of an Award made under Section 6.3 and that is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met, as set forth in this Plan and in any statement evidencing the grant of such Award.

“Securities Act” means the Securities Act of 1933, as amended.

“Significant Stockholder” is an individual who, at the time a Stock Option is granted to such individual under this Plan, owns common stock representing more than 10% of the total

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combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

“Stock Appreciation Right” or “SAR” means a right granted under Section 6.4 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the SAR, to the date of exercise.

“Stock Bonus” means an issuance or delivery of unrestricted or restricted shares of Common Stock under Section 6.7 as a bonus for services rendered or for any other valid consideration under applicable law.

“Stock Option” means a right to purchase stock of the Company granted under Section 6.1 of this Plan.

“Stock Payment” means a payment in shares of the Company’s Common Stock under Section 6.5 to replace all or any portion of the compensation or other payment (other than base salary) that would otherwise become payable to the Recipient in cash.

“Stock Sale” means a sale of Common Stock to an Eligible Person under Section 6.8.

“Subsidiary Corporation” means any Subsidiary Corporation as defined in Section 424(f) of the IRC.

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EXHIBIT A

FORM OF NOTICE OF EXERCISE OF NONQUALIFIED STOCK OPTION

Date:

To:	Quaker City Bancorp, Inc.
7021 Greenleaf Avenue
Whittier, California 90602
Attn: Stock Option Administrator

Notice is hereby given that I elect to purchase                          shares (the “Shares”) of common stock, $0.01 par value per share (“Common Stock”), pursuant to the nonqualified stock option granted to me on                          with an exercise price of $                         per Share (the “Option”).

I understand that Quaker City Bancorp, Inc. (the “Company”) is not obligated to issue any Shares unless I have paid the total exercise price for the Shares and all taxes and tax withholding requirements as may be applicable with respect to the exercise of the Option and issuance of the Shares, which consists of:

[COMPLETE ONE OR MORE, AS APPLICABLE]

Exercise Price	Withholding Tax
☐	☐	Cash or cashiers’ check in the total amount of $ .

☐	N/A
                         shares of the Company’s common stock (only if the Company is not prohibited by law, regulation, contract or otherwise from purchasing or acquiring such Shares of Common Stock, and such action would not result in an accounting charge to the Company).

☐	☐	If acceptable to the Company in its sole discretion, arrangements with the following brokerage firm to pay over the exercise price and withholding tax to (firm name, contact and phone number).

☐	☐	If acceptable to the Company in its sole discretion, other (specify): .

Please instruct the transfer agent to issue the shares of Common Stock in the name of:

A-1

I hereby acknowledge that, to the extent I am an “affiliate” of the Company (as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended) or to the extent that the Shares have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, the Shares are subject to, and the certificates representing the Shares shall be legended to reflect, certain trading restrictions under applicable securities laws (including particularly the Securities and Exchange Commission’s Rule 144), and I hereby agree to comply with all such restrictions and to execute such documents or take such other actions as the Company may require in connection with such restrictions.

I acknowledge that I understand that this Option is a nonqualified stock option, meaning that it is not eligible for tax deferral, and accordingly that I will owe taxes on the difference between the Option exercise price and the fair market value of the Company’s stock price on the date of exercise, and I must pay over to the Company an amount required to satisfy withholding tax obligations on the date of this Option exercise.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company’s 2002 Equity Incentive Plan.

EXECUTED this day of , 20

OPTIONEE:

Signature

Print or Type Name

Social Security Number

A-2

EXHIBIT B

FORM OF NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION

Date:

To:	Quaker City Bancorp, Inc.
7021 Greenleaf Avenue
Whittier, California 90602
Attn: Stock Option Administrator

Notice is hereby given that I elect to purchase                          shares (the “Shares”) of common stock, $0.01 par value per share (“Common Stock”), pursuant to the incentive stock option granted to me on                          with an exercise price of $                         per Share (the “Option”).

I understand that Quaker City Bancorp, Inc. (the “Company”) is not obligated to issue any Shares unless I have paid the total exercise price for the Shares, which consists of:

Complete one or more, as applicable
☐	Cash or Cashiers’ Check in the total amount of $ .

☐
                             shares of the Company’s Common Stock (only if the Company is not prohibited by law, regulation, contract or otherwise from purchasing or acquiring such shares of Common Stock, and such action would not result in an accounting charge to the Company).

☐	If acceptable to the Company in its sole discretion, arrangements with the following brokerage firm to pay over the exercise price (firm name, contact and phone number)

☐	If acceptable to the Company in its sole discretion, other (specify):

Please instruct the transfer agent to issue the Shares in the name of:

I hereby acknowledge that, to the extent I am an “affiliate” of the Company (as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended) or to the extent that the Shares have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, the Shares are subject to, and the certificates representing the Shares shall be legended to reflect, certain trading restrictions under applicable securities laws (including particularly the Securities and Exchange Commission’s Rule 144), and I hereby agree to comply with all such restrictions and to execute such documents or take such other actions as the Company may require in connection with such restrictions.

B-1

I acknowledge that I understand that the exemption from taxable income at the time of exercise is dependent, among other things, upon my holding the Shares for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company’s 2002 Equity Incentive Plan.

EXECUTED this day of , 20

OPTIONEE:

Signature

Print or Type Name

Social Security Number

B-2

REVOCABLE PROXY

QUAKER CITY BANCORP, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.
IMPORTANT—PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

The undersigned hereby appoints Frederic R. (Rick) McGill and Dwight L. Wilson, or either of them, each with full power of substitution, as the lawful proxies of the undersigned and hereby authorizes such persons to represent and to vote as designated below all shares of the common stock of Quaker City Bancorp, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2002 Annual Meeting of Stockholders of the Company to be held on November 20, 2002 and at any adjournments or postponements thereof (the “2002 Annual Meeting”).

Please sign and date on the reverse side and mail promptly. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. If you do not sign and return a proxy or attend the 2002 Annual Meeting and vote by ballot, your shares cannot be voted.

SEE REVERSE
SIDE
(Continued and to be signed on other side)

[X]	Please mark your votes as in this example.

The Board of Directors recommends a vote FOR each of the proposals.

1. Election of Directors:	FOR all nominees listed below (except as indicated to the contrary below) [_]	WITHHOLD AUTHORITY to vote for all nominees listed below [_]	Nominees:	David S. Engelman David K. Leichtfuss

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee’s name here:

2.	Approval of the Quaker City Bancorp, Inc. 2002 Stock Incentive Plan.

FOR [_]	AGAINST [_]	ABSTAIN [_]

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2002 Annual Meeting.

FOR [_]	AGAINST [_]	ABSTAIN [_]

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the 2002 Annual Meeting.

When signed as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Whether or not you plan to attend the 2002 Annual Meeting, you are urged to execute, date and return this proxy, which may be revoked at any time prior to its use.

IMPORTANT—PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY.

Signature(s):	Date:

Signature(s) (of additional stockholders):	Date:

Please sign your name exactly as it appears hereon, date and return this proxy in the reply envelope provided. If you receive more than one proxy card, please sign, date and return all cards received.